Posting Supplement No. 126 dated December 2, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 372156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372156	$2,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372156. Member loan 372156 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Glenwood Corp	Debt-to-income ratio:	10.16%
Length of employment:	< 1 year	Location:	Bronx, NY

Home town:
Current & past employers:	Glenwood Corp
Education:

This borrower member posted the following loan description, which has not been verified:

I need to my pay high end credit cards.. 390725 added on 11/28/09 > I always pay on time, looking to pay my credit card.<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,485.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433805	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433805. Member loan 433805 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	J F Shea Co., Inc.	Debt-to-income ratio:	13.16%
Length of employment:	6 years	Location:	Long Beach, CA

Home town:
Current & past employers:	J F Shea Co., Inc., Demand Studios
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

I am interested in immediately paying down credit card debt at a lower rate. None of the loan amount will be utilized for anything other than the repayment of credit card debt. While the credit card rates are not currently too high, I am being conservative and would prefer the stability of a fixed rate. I've been working in my career field for 17+ years and have been with my current employer for nearly 7 years. 517070 added on 11/23/09 > Thank you for your consideration.<br/> 517070 added on 11/25/09 > I would like to add that my monthly salary does not include income from freelance writing work. I recently started writing on a freelance basis outside of my regular employment to supplement my income and accelerate pay down of debt.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,059.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440581

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440581	$24,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440581. Member loan 440581 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,767 / month
Current employer:	CONTINENTAL TRUCKING	Debt-to-income ratio:	10.33%
Length of employment:	5 years	Location:	aquasco, MD

Home town:
Current & past employers:	CONTINENTAL TRUCKING
Education:

This borrower member posted the following loan description, which has not been verified:

I CURRENTLY HAVE DEBT AS A RESULT OF PURCHASING VEHICLES TO RUN MY DELIVERY BUSINESS AND IN DOING SO, I'VE MAX OUT ON A FEW CREDIT CARDS. I NEED TO MINIUMIZE MY BALANCES TO KEEP MY CREDIT SCORES EXCELLENT. I CAN AFFORD TO PAY BACK THE LOAN BECAUSE I CURRENTLY PAY MORE THAN THE MIN PAYMENT ON EACH OF THESE CARD 533716 added on 11/30/09 > THANK YOU FOR YOUR CONSIDERATION OF MY REQUEST<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,901.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443474	$4,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443474. Member loan 443474 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Teleperformance USA	Debt-to-income ratio:	13.80%
Length of employment:	2 years	Location:	AUGUSTA, GA

Home town:
Current & past employers:	Teleperformance USA
Education:

This borrower member posted the following loan description, which has not been verified:

539659 added on 11/24/09 > I NEED to get a more reliable car because I dont feel safe driving my 4 month old baby around in my current car. This way I don't have to borrow other peoples cars to take him back and forth to Dr. appointments<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,794.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449524	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449524. Member loan 449524 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.03%
Length of employment:	n/a	Location:	RUTLAND, VT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

552179 added on 11/25/09 > I've paid on time for over 30 years. I've been a successful business owner for over 14 years. I will use funds to become a consultant in my field thereby increasing my already very good income of over $150,000 yr.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	32
Revolving Credit Balance:	$111,054.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452273	$13,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452273. Member loan 452273 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Veterans Direct Inc.	Debt-to-income ratio:	23.52%
Length of employment:	3 years	Location:	Seguin, TX

Home town:
Current & past employers:	Veterans Direct Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

557983 added on 11/18/09 > This is a Veteran owned company which will use these funds to develop a new product. Veterans Direct Inc. is a Texas (c) Corporation which is 100% Veteran owned and operated. I am the President and CEO and a retired Marine Corps veteran.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,466.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452320	$7,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452320. Member loan 452320 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,333 / month
Current employer:	espey	Debt-to-income ratio:	13.31%
Length of employment:	10 + years	Location:	gansevoort, NY

Home town:
Current & past employers:	espey
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	47
Revolving Credit Balance:	$8,103.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454082	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454082. Member loan 454082 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Conagra Foods	Debt-to-income ratio:	23.15%
Length of employment:	3 years	Location:	Rossville, IL

Home town:
Current & past employers:	Conagra Foods
Education:

This borrower member posted the following loan description, which has not been verified:

561987 added on 11/29/09 > Twins will be here in about one month. Need to consolidate some debt.<br/>

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,029.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454141	$21,600	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454141. Member loan 454141 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,000 / month
Current employer:	SHRI Advertising Associates	Debt-to-income ratio:	15.93%
Length of employment:	3 years	Location:	Rego Park, NY

Home town:
Current & past employers:	SHRI Advertising Associates
Education:

This borrower member posted the following loan description, which has not been verified:

562103 added on 11/24/09 > The purpose of this loan is to do some upgrades on the house. I need to remodel kitchen and master bathroom in order to maintain the property keeping it up with the styles. I am a very responsible person and always pay all my financial transactions on time.<br/>Thank you lenders!<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,120.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454248	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454248. Member loan 454248 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Seneca Meadows	Debt-to-income ratio:	0.35%
Length of employment:	10 + years	Location:	Waterloo, NY

Home town:
Current & past employers:	Seneca Meadows, Seneca Meadows
Education:

This borrower member posted the following loan description, which has not been verified:

562322 added on 11/25/09 > Opportunity to join in my girlfriends business. It's well established and has been in business for 33 years. I'm committed to her and and we want to operate the business together. This will be my investment. After doing alot of research I like the idea of P2P lending. <br/><br/>I will remain at my job of 12 years and work the business on weekends. I have excellent credit and few expenses since my house is provided by my employer. I have no personal debt of my own.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454773	$1,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454773. Member loan 454773 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,300 / month
Current employer:	r@k building supply	Debt-to-income ratio:	11.87%
Length of employment:	< 1 year	Location:	mesa, AZ

Home town:
Current & past employers:	r@k building supply
Education:

This borrower member posted the following loan description, which has not been verified:

563479 added on 11/22/09 > to finish kitchin remodel<br/> 563479 added on 11/22/09 > i been at my job 19yrs<br/>

A credit bureau reported the following information about this borrower member on October 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,228.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455309	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455309. Member loan 455309 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,956 / month
Current employer:	Quail Industries, Inc.	Debt-to-income ratio:	6.77%
Length of employment:	9 years	Location:	Dos Palos, CA

Home town:	Hollister
Current & past employers:	Quail Industries, Inc.
Education:	Maranatha Baptist Bible College Inc.

This borrower member posted the following loan description, which has not been verified:

564597 added on 11/23/09 > I've been an employee in a small, family owned business for about 9 1/2 years. For the last three years it has been just the owner and me. Owner has presented me the opportunity to buy the business from him. This $20,000 ($19,250 after LendingClub fees) will allow me to buy this business, set up an office in my home and purchase some new equipment.<br/>

A credit bureau reported the following information about this borrower member on October 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$879.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 456373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456373	$6,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456373. Member loan 456373 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,783 / month
Current employer:	n/a	Debt-to-income ratio:	14.70%
Length of employment:	n/a	Location:	EPHRATA, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

566655 added on 11/23/09 > Plan to have only one monthly payment for debt.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,474.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 456940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
456940	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 456940. Member loan 456940 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,532 / month
Current employer:	Echostar	Debt-to-income ratio:	9.84%
Length of employment:	5 years	Location:	Carteret, NJ

Home town:
Current & past employers:	Echostar
Education:

This borrower member posted the following loan description, which has not been verified:

567753 added on 12/01/09 > Requesting this loan to consolidate a couple of cards.. Reason for the consolidation will be described below.. FYI not all cards are listed in my credit report because with help of family i was able to do some 0% balance transfers.. The intro terms are now expired and i am paying much higher intrest rates and have multiple cards to keep track of and loot looking to pay any of them late.. <br/><br/>Card - Bal - Interest - Min Pay/Mthly<br/>AMEX Plat - $800 - 0% - Bal Must be Paid In Full<br/>AMEX Blue - $500 - 11% - $15<br/>BMW Card - $6500 - 14% - $120<br/>Discover - $4000 - 21% - $200<br/>Capital One - $10300 - 18% - $261<br/>Wachovia - $2100 - 22% - $150<br/>401K Loan - $3200 - Int Rolled Into - $150<br/><br/>As you can see, this will allow me to roll 5 payments into 1 which will be much easier to handle.. I never pay min pay on my cards so i will be paying back this loan @$1000/mthly if things work out well.. <br/>I have 1 other card..<br/>Chase Card - $9400 - Bal Trans 1.9% - $100 <br/><br/>Hope this is enough information to get my loan funded so i can get started ASAP... Please let me know if anyone needs further information...<br/><br/>Thank you!<br/>

A credit bureau reported the following information about this borrower member on November 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	35
Revolving Credit Balance:	$5,734.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 457939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
457939	$18,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 457939. Member loan 457939 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	n/a	Debt-to-income ratio:	8.04%
Length of employment:	n/a	Location:	Reseda, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

545095 added on 11/22/09 > This loan will comprise 50% of our initial startup costs and operating budget. I am matching the other 50% with a cash investment.<br/><br/>My wife, experienced in this field, will be running the day to day operations, while I maintain my current full time work. I have owned and operated a design business for 6 years (7 in April 2010) with 8 employees. I understand how to run a business efficiently and maintain good cash flow.<br/><br/>The Dance studio will be located in an affluent area of metro Los Angeles, situated within walking distance of several schools. The location could not be better.<br/><br/>We have lined up well known instructors and are targeting a niche that has been left vacant by other schools. (I'll leave the specifics to one-on-one requests.)<br/><br/>We have a good plan and the timing seems right (lower lease rates in a renter's market.) In any event, if the dance studio is not successful, I am able to cover the loan repayment with income from my full time job.<br/><br/>I have always met my financial obligations and am very responsible when it comes to paying all of my bills.<br/><br/>Thank you for your consideration.<br/>

A credit bureau reported the following information about this borrower member on November 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,884.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 458516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458516	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458516. Member loan 458516 was requested on November 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	walmart	Debt-to-income ratio:	8.95%
Length of employment:	< 1 year	Location:	greencove springs, FL

Home town:
Current & past employers:	walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	45
Revolving Credit Balance:	$1,459.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 458732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458732	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458732. Member loan 458732 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,417 / month
Current employer:	Client Strategy Group	Debt-to-income ratio:	14.30%
Length of employment:	5 years	Location:	NORTH ROYALTON, OH

Home town:
Current & past employers:	Client Strategy Group
Education:

This borrower member posted the following loan description, which has not been verified:

571219 added on 11/23/09 > The funds will be used to consolidate credit card payments at a competitive rate. I would rather pay the interest to all of you! I can afford the payments now, this will allow me to become debt free again while paying less per month.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,098.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459127	$10,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459127. Member loan 459127 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Colorado City, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

572083 added on 11/22/09 > Borrow to invest not to consume. Loan rated as a D because of "self-employed" status, my credit is spotless.<br/>

A credit bureau reported the following information about this borrower member on November 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459286	$13,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459286. Member loan 459286 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	ADT Security Services	Debt-to-income ratio:	15.79%
Length of employment:	3 years	Location:	VAN NUYS, CA

Home town:
Current & past employers:	ADT Security Services
Education:

This borrower member posted the following loan description, which has not been verified:

572390 added on 11/23/09 > Personal Freedom from Someone elses bad decisions...(BofA)<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	38
Revolving Credit Balance:	$17,704.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459400	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459400. Member loan 459400 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,700 / month
Current employer:	Minding Miracles	Debt-to-income ratio:	22.06%
Length of employment:	< 1 year	Location:	MIDDLETOWN, NJ

Home town:
Current & past employers:	Minding Miracles
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,969.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459474	$14,550	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459474. Member loan 459474 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,701 / month
Current employer:	U.S. Department of State	Debt-to-income ratio:	16.15%
Length of employment:	2 years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	U.S. Department of State
Education:

This borrower member posted the following loan description, which has not been verified:

572763 added on 11/29/09 > This loan will be used to pay off a credit card that is currently at 14.99% interest. <br/><br/>My annual salary is $80,409 (GS-12).<br/><br/>I have never made a late payment on any loan or credit card, and will have no trouble making this monthly payment. My Thrift Savings Plan (government 401k) balance is over $32,000 as of Nov 2009, so in an emergency I could borrow from TSP to pay this loan off.<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,088.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459511	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459511. Member loan 459511 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.33%
Length of employment:	n/a	Location:	NEW YORK, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

572831 added on 11/30/09 > This loan will be used to cover part of the purchase price to buy a medical transcription company. I plan to grow the business by expanding both its range of clients and services that it offers, especially electronic medical records.<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$681.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460048	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460048. Member loan 460048 was requested on November 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	saint francis church	Debt-to-income ratio:	16.40%
Length of employment:	4 years	Location:	MEDFORD, NY

Home town:
Current & past employers:	saint francis church
Education:

This borrower member posted the following loan description, which has not been verified:

573849 added on 11/13/09 > i plan to use the money to pay down high intrest loan and cut my payment by 40 percent. i have earned a high credit score by making all my payments on time .<br/>

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,149.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460116	$17,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460116. Member loan 460116 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	US Air Force	Debt-to-income ratio:	21.63%
Length of employment:	6 years	Location:	AURORA, CO

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,010.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460486	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460486. Member loan 460486 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,724 / month
Current employer:	NB Handy	Debt-to-income ratio:	19.91%
Length of employment:	1 year	Location:	Sugar Hill, GA

Home town:
Current & past employers:	NB Handy
Education:

This borrower member posted the following loan description, which has not been verified:

574834 added on 11/22/09 > As mentioned, we are trying to keep our "head above water", but we are slowly sinking. We are a family of 5 with 3 small kids. We have recently moved out of state due to a job change and unexpected costs have caused us to charge more frequently on our credit cards. We have good credit and have always paid our bills on time but now we are just paying minimum payments. Life and the economy is stressfull enough these days but to not have credit card debt and medical debt would be a BIG stress reliever. Please consider us for funding!<br/> 574834 added on 11/28/09 > If we could pay off all our credit cards and medical bills, we will have enough money left over at the end of each month for unexpected costs and just to have money until the next pay period for clothing, groceries, etc. We will cancel all credit cards to ensure that we do not charge for unnecessary reasons, especially the smaller cards like BELK, BEST BUY, etc, if we we don't have the money for materialist items, then we don't need it and we will wait until the next payday, cancelling these cards will affirm our decision to charge.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	18
Revolving Credit Balance:	$15,171.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460800	$6,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460800. Member loan 460800 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	12th and Maple Wine Co.	Debt-to-income ratio:	7.43%
Length of employment:	< 1 year	Location:	sherwood, OR

Home town:
Current & past employers:	12th and Maple Wine Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,640.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461082	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461082. Member loan 461082 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$21,667 / month
Current employer:	n/a	Debt-to-income ratio:	4.69%
Length of employment:	n/a	Location:	WATERFORD, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576019 added on 11/19/09 > Son needs some extra after-school help. This will be the first time I've needed to apply of a loan to help pay for expenses. <br/>Also, a family member is wanting to purchase a used car and I would like to assist them with this.<br/> 576019 added on 11/19/09 > I'm trying for a loam compared to withdrawing monies from our retirement fund due to penalties that it would entail.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	36
Revolving Credit Balance:	$34,284.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461133	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461133. Member loan 461133 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Four Seasons Hotels and Resorts	Debt-to-income ratio:	14.92%
Length of employment:	1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Four Seasons Hotels and Resorts
Education:

This borrower member posted the following loan description, which has not been verified:

576107 added on 11/20/09 > Please verify me for a $8,000.00/3 Years/13.22%<br/> 576107 added on 11/23/09 > I really need to get this money, it will change my life.<br/>

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,054.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461172	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461172. Member loan 461172 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,898 / month
Current employer:	Louisiana	Debt-to-income ratio:	7.90%
Length of employment:	3 years	Location:	Ruston, LA

Home town:
Current & past employers:	Louisiana
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	62	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,839.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461354	$6,800	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461354. Member loan 461354 was requested on November 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,500 / month
Current employer:	Lion Uniform	Debt-to-income ratio:	15.13%
Length of employment:	10 + years	Location:	MOUNT STERLING, KY

Home town:
Current & past employers:	Lion Uniform
Education:

This borrower member posted the following loan description, which has not been verified:

576525 added on 11/18/09 > I need to re-do my home in orders to sale it and make a huge return<br/> 576525 added on 11/20/09 > I need this money quickly, i have some people looking at my home, i plan to fix it up, that way i can sell it a lot faster, im looking to make about a $80,000 return on my home. Since i have very little money actually in it.<br/> 576525 added on 11/23/09 > It told me to say how stable my job is on here, to get funded faster, i have been with the same company for 22 years, and whatever money i get is put straight towards my bills, i have pretty good credit, maybe 1 or 2 mistakes, but i make sure all my bills are payed, and with getting this loan will help me get out of debt a little after i sell my house, and pay off loans, bills, and etc very quickly.<br/> 576525 added on 11/23/09 > Hi, im very thankful for the people who have became lenders, I only need around $1600 more, please help me quickly, i'd like to get started before the winter starts on real bad, im very reliable paying my debts, and this loan will help me get outta some of the debt i have by helping me sell my house. Thank you ALL SO MUCH for helping! If there was something i could do for you all i would do it in a heart beat!<br/> 576525 added on 11/23/09 > Im working 2 jobs right now to pay all my bills, and i really need this loan to get outta debt a little bit, please help an old man out! :)<br/> 576525 added on 11/24/09 > im almost there! what's $225 to make an old man a new life??? lol<br/> 576525 added on 11/24/09 > Come on... please..... only $225 more to go.......<br/> 576525 added on 11/24/09 > ooooo..... $200, more to go, got $25 more.... come on people.. help me out to reach it... pleeeaaaassseee<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	34
Revolving Credit Balance:	$3,982.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461430	$25,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461430. Member loan 461430 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	9.49%
Length of employment:	n/a	Location:	Dickson City, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$11,448.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461487	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461487. Member loan 461487 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	IUOE Local 14-14B	Debt-to-income ratio:	15.21%
Length of employment:	5 years	Location:	WOODSIDE, NY

Home town:
Current & past employers:	IUOE Local 14-14B
Education:

This borrower member posted the following loan description, which has not been verified:

576783 added on 11/26/09 > We would like to pay our loan off in the next 2 years, getting this loan would take a lot of pressure off our backs and would give us the chance to start saving money to eventually buy a home and start a family with out having to worry how we're going to get through it.<br/> 576783 added on 11/26/09 > I've had trouble verifying my bank account, I spoke to some one yesterday and I was informed that this happens sometimes. Unfortunately because of the holidays I wont be able to fix this until Monday.<br/> 576783 added on 11/30/09 > Our bank account hads been verified! We would like to thank all those who have invested so far...we're almost there!<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,538.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461529	$3,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461529. Member loan 461529 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Central Islip Hauppauge Volunteer Ambula	Debt-to-income ratio:	5.36%
Length of employment:	3 years	Location:	BRENTWOOD, NY

Home town:
Current & past employers:	Central Islip Hauppauge Volunteer Ambula
Education:

This borrower member posted the following loan description, which has not been verified:

576868 added on 11/24/09 > Money will be used to pay for first semester of medical school expenses. I have a secure job as a Paramedic and will be working during school, alongside additional income as a professional barber will provide more than enough for repayment of loan. This also lends opportunity to continue to build credit history, so i can purchase a home within 5 years.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,162.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461586	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461586. Member loan 461586 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$59,000 / month
Current employer:	U.S. Army	Debt-to-income ratio:	2.26%
Length of employment:	10 + years	Location:	NEWLLANO, LA

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

576961 added on 11/19/09 > Want to pay off some bills fast.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,361.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461723	$14,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461723. Member loan 461723 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Safedesk Solutions	Debt-to-income ratio:	8.80%
Length of employment:	2 years	Location:	PLACENTIA, CA

Home town:
Current & past employers:	Safedesk Solutions, Northrop Grumman, Tektronix Inc.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

577235 added on 11/20/09 > I have accrued these debts while a student at USC (food, rent, books) and want a structured single payment solution to gather the debt and ensure that I dont fall into the "reuse open balances" trap. After repayment I am closing all except $1500 in revolving credit lines.<br/> 577235 added on 11/28/09 > Sorry Member_544579, I accidentally clicked the "IGNORE" button. Holiday drowsiness I think.<br/><br/>I will send the email starting the verification process tomorrow morning. Away for the holidays but I presume that I can get that taken care of when I return Tuesday. Thanks and sorry again for the 'ignore'.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	24
Revolving Credit Balance:	$11,284.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461745	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461745. Member loan 461745 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Smith, Adcock & Company CPA	Debt-to-income ratio:	9.90%
Length of employment:	6 years	Location:	Roswell, GA

Home town:
Current & past employers:	Smith, Adcock & Company CPA
Education:

This borrower member posted the following loan description, which has not been verified:

577286 added on 11/19/09 > Trying to consolidate one credit card to a loan with a fixed rate<br/> 577286 added on 11/20/09 > I have a very secure job- professional (CPA) have never paid any cards late- has the finances to pay this loan monthly trying to save on monthly interest - current credit card promo rate will expire in two months therefore looking for alternative<br/> 577286 added on 11/24/09 > I am not the sole income provider in our house. My husband has a good stable job. Our debt started from a move from Georgia to Iowa for my husband to return to college. Things did not work out in Iowa after a year and we lost quite a bit in selling our home in Iowa- The moving expenses to/from paid by ourselves added to our debt. Both of our companies wanted us to return to GA and took back our original jobs. My husband being with his company for ten years and mine a total of over five years. We are both responsible professional people.<br/> 577286 added on 11/25/09 > Our gross household monthly income is $11308 (includes husbands income).<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,928.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461755	$9,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461755. Member loan 461755 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	CVS	Debt-to-income ratio:	18.41%
Length of employment:	9 years	Location:	JOHNSTON, RI

Home town:
Current & past employers:	CVS
Education:

This borrower member posted the following loan description, which has not been verified:

577311 added on 11/25/09 > Hello All <br/>I am looking to pay down all my high interest credit card debt. This loan would allow me to reach that goal in 3 years. My credit history is solid. I always pay my bills on time. Thank You for taking the time to consider this. Please help me reach my goal and also make some nice low risk return on your investment.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	16
Revolving Credit Balance:	$9,571.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461778	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461778. Member loan 461778 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	The Crazy Crab	Debt-to-income ratio:	15.05%
Length of employment:	< 1 year	Location:	Ridgeland, SC

Home town:
Current & past employers:	The Crazy Crab
Education:

This borrower member posted the following loan description, which has not been verified:

577356 added on 11/19/09 > This loan is to improve a home/business project.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	51
Revolving Credit Balance:	$37,471.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461801	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461801. Member loan 461801 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Cepheid Inc.	Debt-to-income ratio:	12.24%
Length of employment:	8 years	Location:	Milpitas, CA

Home town:
Current & past employers:	Cepheid Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

577397 added on 11/19/09 > Thanks!<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,819.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 461802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461802	$24,250	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461802. Member loan 461802 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Metals West Inc	Debt-to-income ratio:	2.06%
Length of employment:	10 + years	Location:	KENT, WA

Home town:
Current & past employers:	Metals West Inc
Education:

This borrower member posted the following loan description, which has not been verified:

577401 added on 11/19/09 > I have with this company for 20 years. Have outstanding credit and credit history.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,834.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 461846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461846	$14,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461846. Member loan 461846 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Missouri State Highway Patrol	Debt-to-income ratio:	0.00%
Length of employment:	10 + years	Location:	HALLTOWN, MO

Home town:
Current & past employers:	Missouri State Highway Patrol
Education:

This borrower member posted the following loan description, which has not been verified:

577470 added on 11/23/09 > Pay off personal Debt and auto Repairs<br/> 577470 added on 11/24/09 > I am always one to pay my bills on time.<br/> 577470 added on 11/25/09 > I am also trying to help my daughter with college, for the coming spring semester.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461894	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461894. Member loan 461894 was requested on November 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Military Sealift Command	Debt-to-income ratio:	17.64%
Length of employment:	< 1 year	Location:	Newport, OR

Home town:
Current & past employers:	Military Sealift Command
Education:

This borrower member posted the following loan description, which has not been verified:

577557 added on 11/19/09 > Family member (mother) illness forced me to take 6 months off work (2 months without pay). I'm back to work full time 1 December as a Merchant Marine Officer, and need the loan to stay ahead of my bills for the next month or two.<br/> 577557 added on 11/20/09 > Corrected length of employment with Military Sealift Command is over 19 years with 10 years service in the U.S. Coast Guard.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	10
Revolving Credit Balance:	$54,165.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462036	$9,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462036. Member loan 462036 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	CVS	Debt-to-income ratio:	5.60%
Length of employment:	5 years	Location:	Locust Grove, GA

Home town:
Current & past employers:	CVS
Education:

This borrower member posted the following loan description, which has not been verified:

577814 added on 11/24/09 > This will cover all expenses plus tires. This is at a time when I really need my car to be stable as we have no alternate vehicle.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,115.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462101	$17,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462101. Member loan 462101 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	GetFugu.com	Debt-to-income ratio:	2.19%
Length of employment:	< 1 year	Location:	Reseda, CA

Home town:
Current & past employers:	GetFugu.com
Education:

This borrower member posted the following loan description, which has not been verified:

577911 added on 11/20/09 > When can the fund be deposited?<br/> 577911 added on 11/25/09 > Please see my employment history<br/><br/>GetFugu.com Sept 2009-Present 2009<br/><br/>Database Administrator, making 120k a year.<br/><br/>Process America Mar 2009-Sept 2009<br/><br/>Database Administrator, making $135k annually.<br/><br/>Experian Oct 2007-Mar 2009<br/><br/>Database Administrator, making $115k a year<br/><br/>First Data May 2002- Oct 2007<br/>Database Administrator, making $100K a year<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,646.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462125	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462125. Member loan 462125 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,910 / month
Current employer:	County of Sacramento	Debt-to-income ratio:	17.65%
Length of employment:	10 + years	Location:	POLLOCK PINES, CA

Home town:
Current & past employers:	County of Sacramento
Education:

This borrower member posted the following loan description, which has not been verified:

577949 added on 11/29/09 > Thanks for your consideration<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$81,940.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462143	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462143. Member loan 462143 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,683 / month
Current employer:	General Electric	Debt-to-income ratio:	0.47%
Length of employment:	7 years	Location:	Oak Creek, WI

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

577981 added on 11/20/09 > Overview<br/>My company is an upscale women's clothing boutique that will open in March 2010 via storefront in Milwaukee, WI and via an e-commerce website. In addition to clothing and accessory offerings, the store will have exclusive personal style services, thus ensuring that our customers are well dressed. <br/><br/>Meeting Customer Needs<br/>An estimated 41% of US women are larger than a size 14, making up a critical mass of buying power eager to covet clothing. Yet there are significantly lower levels of satisfaction amongst plus sized shoppers than compared to non plus, thus creating an unique opportunity for new competition in the plus sized apparel market.<br/><br/>Management<br/>With over 20 years of combined experience in marketing and business operations, the co-owners have gathered the expertise to complement and grow the business. Our advisory team holds expertise in retail accounting, legal contracts, and public relations. <br/><br/>Finances<br/>The start-up costs for the business consist primarily of initial inventory, operation expenses, equipment and fixtures and are estimated at $110,000 of which the owners will inject 77%-$85,000. A remainder of 23%-$25,000 of start-up funds needs to be secured via either a private investor or bank loan.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,910.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462164	$3,600	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462164. Member loan 462164 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	eddie bauer	Debt-to-income ratio:	5.50%
Length of employment:	< 1 year	Location:	fort worth, TX

Home town:
Current & past employers:	eddie bauer
Education:

This borrower member posted the following loan description, which has not been verified:

578013 added on 11/23/09 > Hello, I am looking to get a loan to consolidate all of my debts into one. Over the past year I have moved from Michigan to Texas because of economical reasons and to pursuit my career as a firefighter. Now that I have found a great job as a manager at Eddie Bauer, I can finish up one class I have to take and I can take care of some debt that I have acquired throughout the moving process. <br/>I have great credit and believe that this is a good financial move in my situation.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	1
Revolving Credit Balance:	$2,852.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462171	$19,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462171. Member loan 462171 was requested on November 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.89%
Length of employment:	n/a	Location:	layton, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578022 added on 11/20/09 > We are a 15 year old company starting an Internet marketing campaign. We are using these funds to purchase banner ads. We have seen a 5 to 1 return on our invest so far.<br/><br/>I am currently retired but have a majority share in this company. <br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1965	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,039.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 462244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462244	$17,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462244. Member loan 462244 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,103 / month
Current employer:	County of San Diego	Debt-to-income ratio:	20.85%
Length of employment:	3 years	Location:	Chula Vista, CA

Home town:
Current & past employers:	County of San Diego
Education:

This borrower member posted the following loan description, which has not been verified:

578131 added on 11/23/09 > I would just like to get all my debts consolidated into one payment at an interest rate lower than what the credit card companies are billing. I have a stable job and will get a 5% raise the coming year. I have been with this company for over 3 years. I always pay my bills on time, and have absolutely no late payments on my credit history. My husband and I make more than $6000/month net, and the payment will come out of our joint account.<br/>

A credit bureau reported the following information about this borrower member on November 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,859.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462284	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462284. Member loan 462284 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	quietflex	Debt-to-income ratio:	24.55%
Length of employment:	< 1 year	Location:	WAPWALLOPEN, PA

Home town:
Current & past employers:	quietflex
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,594.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462318	$4,750	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462318. Member loan 462318 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	National Enterprise systems	Debt-to-income ratio:	18.27%
Length of employment:	< 1 year	Location:	Warrensville Hts , OH

Home town:
Current & past employers:	National Enterprise systems
Education:

This borrower member posted the following loan description, which has not been verified:

578271 added on 11/23/09 > This loan will be used to purchase supplies and equipment strictly for business use. Specifically used for plowing, transporting supplies for property preservation projects and landscaping. My company does the grounds keeping and property preservation of bank owned properties (foreclosures) and we are responsible for keeping the properties accessible for realtors, inspectors, etc. Also we subcontract work for various cities having vacant properties.... The third aspect of the business is the property management aspect of the business where we take percentage of the rents and do the marketing, collecting of rents, responding to various problems that may arise and interviewing and selecting tenants for our clients... <br/><br/>We are hard working individuals, Chasing the American Dream, While expanding our range of services offered and creating jobs one at a time....<br/>

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$14,940.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462331	$9,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462331. Member loan 462331 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Downey Unified-Warren HS	Debt-to-income ratio:	18.19%
Length of employment:	4 years	Location:	WHITTIER, CA

Home town:
Current & past employers:	Downey Unified-Warren HS
Education:

This borrower member posted the following loan description, which has not been verified:

578290 added on 11/25/09 > I work as a teacher with a 4 year tenure, so I have a stable income. I just bought my house and would like to install turf on my front yard to save water and to provide a safe comfortable area for my dogs. I have always been very responsible with any debt that I have accumulated and strive to pay any of it off sooner rather than later. Thank you for your support.<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	12
Revolving Credit Balance:	$11,361.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462344	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462344. Member loan 462344 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	ASRC Communications	Debt-to-income ratio:	14.93%
Length of employment:	3 years	Location:	Sierra Vista, AZ

Home town:
Current & past employers:	ASRC Communications
Education:

This borrower member posted the following loan description, which has not been verified:

578313 added on 11/21/09 > I just want to put all my higher interest rate credit card balances into one account with a good interest rate. I'm tired of sending multiple payments to multiple cards. I want to pay them off and cancel them, I have no need for most of my credit cards anymore since I try to pay cash for everything. I have a very stable job and life and appreciate any assistance anyone can give me in trying to tie up the final loose ends in my finances.<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	31
Revolving Credit Balance:	$11,358.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462377	$24,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462377. Member loan 462377 was requested on November 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	ADAPTIVE CURRICULUM	Debt-to-income ratio:	16.45%
Length of employment:	2 years	Location:	GILBERT, AZ

Home town:
Current & past employers:	ADAPTIVE CURRICULUM
Education:

This borrower member posted the following loan description, which has not been verified:

578378 added on 11/21/09 > I AM CONSILADATING CREDIT CARDS FROM TRAVEL FROM MY BUSINESS AS I TRAVEL EVERY WEEK BACK EAST ANDIT TAKES SOME TIME TOGET REIMBURSED<br/>

A credit bureau reported the following information about this borrower member on November 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	57
Revolving Credit Balance:	$54,188.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462447

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462447	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462447. Member loan 462447 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	City of Pembroke Pines	Debt-to-income ratio:	7.31%
Length of employment:	9 years	Location:	Sunrise, FL

Home town:
Current & past employers:	City of Pembroke Pines
Education:

This borrower member posted the following loan description, which has not been verified:

578516 added on 11/27/09 > 100% of this loan will pay off my credit cards. I normally owe very little and I earn pleanty to make payments. This was unexpected, my legal fees and alamony I had to pay during my divorce. I lived in my last house 12+ years. I have other payments besides rent, utilities and insurance.<br/> 578516 added on 11/28/09 > I have NO other payments besides rent, utilities and insurance is how that last sentence is supposed to read. I apologize<br/>

A credit bureau reported the following information about this borrower member on November 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,412.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462518	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462518. Member loan 462518 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	enterprise	Debt-to-income ratio:	16.41%
Length of employment:	< 1 year	Location:	LAKEWOOD, OH

Home town:
Current & past employers:	enterprise
Education:

This borrower member posted the following loan description, which has not been verified:

578638 added on 11/25/09 > Loan to reduce credit card balences to zero<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,877.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462584	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462584. Member loan 462584 was requested on November 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	NetSpend	Debt-to-income ratio:	12.96%
Length of employment:	2 years	Location:	austin, TX

Home town:
Current & past employers:	NetSpend, Dell Inc.
Education:	Texas A & M University, College Station

This borrower member posted the following loan description, which has not been verified:

578761 added on 11/22/09 > These funds will be used primarily to consolidate debt on several lines of credit. I am an excellent borrower - I have never had a late or delinquent payment on any line of credit, which my credit score shows. My committment right now is to pay off debt, so consolidating my lines of credit into a fixed 36 month loan is the best way to do that.<br/> 578761 added on 11/23/09 > I have been with my current company for 2 years, but prior to this I was at Dell for 7+ years. I have extremely stable job history.<br/>

A credit bureau reported the following information about this borrower member on November 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,404.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462641	$8,400	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462641. Member loan 462641 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,583 / month
Current employer:	Huthwaite	Debt-to-income ratio:	16.36%
Length of employment:	9 years	Location:	ASHBURN, VA

Home town:
Current & past employers:	Huthwaite
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,040.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462643	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462643. Member loan 462643 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,092 / month
Current employer:	Johnson & Johnson	Debt-to-income ratio:	16.56%
Length of employment:	1 year	Location:	CINCINNATI, OH

Home town:
Current & past employers:	Johnson & Johnson
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

578888 added on 11/23/09 > In February, shortly before our first daughter was born, my wife and I made a commitment to get our credit card debt under control. Since February we have paid off 3 credit cards and have only made a small handful of charges, mostly for emergencies. The two cards remaining have very large balances and only paying the minimums would take years to payoff. We're planning to use the funds from this loan to all but knock out those last 2 cards (one has a balance of $8,100 the other $7,500).<br/><br/>We have also gotten our monthly spending under control and have setup a budget over the last couple months. The budget consistently runs a surplus that will allow us to easily take on the extra payment of this loan.<br/><br/>I have held a steady job with J&J for the last 1.5 years. I also worked for them as a co-op while in college. Upon graduating I accepted a position with the company in one of their leadership development programs. I just received a promotion and the resulting pay raise should go into effect in the next month.<br/> 578888 added on 11/23/09 > My DTI is on the high side because I paid for college myself, mostly through student loans. I recently consolidated my federal student loans and reduced my monthly payments by $140 a month.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,109.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462651	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462651. Member loan 462651 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,585 / month
Current employer:	Military	Debt-to-income ratio:	11.94%
Length of employment:	10 + years	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	Military
Education:

This borrower member posted the following loan description, which has not been verified:

578905 added on 11/23/09 > While on deployment, I had some credit cards on auto payment, not knowing that the billing will change depending on the date that you pay. I was charged late fees and Interest rate went through the roof. With these cards and my A/C unit going out in my home here in FL., I feel that I need to do something be for things get out of control. Thanks for your time.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,264.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462657	$9,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462657. Member loan 462657 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,900 / month
Current employer:	Kenexa	Debt-to-income ratio:	5.88%
Length of employment:	< 1 year	Location:	laurel springs, NJ

Home town:
Current & past employers:	Kenexa
Education:

This borrower member posted the following loan description, which has not been verified:

578915 added on 11/28/09 > I plan to pay off all my credit cards. I have been with my company for 11 years.<br/> 578915 added on 11/29/09 > Please not I have been with Kenexa for 11 years not 1. I am a project manager. I am married and my wife currently works for the American Heart Assoc. She makes $42000 a year. I also have a 401K plan currently worth $26000. My car is paid for and have no car payment.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	35
Revolving Credit Balance:	$9,972.00	Public Records On File:	1
Revolving Line Utilization:	35.90%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462688

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462688	$8,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462688. Member loan 462688 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	The Home Depot	Debt-to-income ratio:	14.06%
Length of employment:	5 years	Location:	Bridgeton, NJ

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,317.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462689	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462689. Member loan 462689 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	11.18%
Length of employment:	n/a	Location:	Bronson, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578977 added on 11/23/09 > If funded this loan will be used to consolidate debt. Within the next 5 years I hope to be out of debt and able to retire. I have been self-employed for 16 years as a freight dispatcher. Please ask any questions I will be happy to answer them. Thanks for any and all bids.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	37
Revolving Credit Balance:	$73,196.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462699	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462699. Member loan 462699 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.94%
Length of employment:	n/a	Location:	Colorado Springs, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

578993 added on 11/24/09 > I have been a member of the National Association of Tax Professionals for the past 4 years. I am a one women owner of a small S corporation. I will have 2 additional employees when tax season starts up in January.<br/> 578993 added on 11/27/09 > You all can look up my corporation on the Colorado Secretary of States website to find my business.<br/> 578993 added on 11/27/09 > I am also a member of Phi Theta Kappa Honor Society since 1996.<br/>

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	78
Revolving Credit Balance:	$6,004.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462709	$24,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462709. Member loan 462709 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,250 / month
Current employer:	Audie L. Murphy VA hospital	Debt-to-income ratio:	17.24%
Length of employment:	< 1 year	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	Audie L. Murphy VA hospital
Education:

This borrower member posted the following loan description, which has not been verified:

579009 added on 12/01/09 > The is a personal loan for debt consolidation.<br/> 579009 added on 12/01/09 > I have excellent credit with a stable job as a physician.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	32
Revolving Credit Balance:	$18,500.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462714	$16,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462714. Member loan 462714 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Sciele Pharma inc	Debt-to-income ratio:	20.64%
Length of employment:	3 years	Location:	Long Beach, NY

Home town:
Current & past employers:	Sciele Pharma inc
Education:

This borrower member posted the following loan description, which has not been verified:

579018 added on 11/23/09 > Need the money to consolidate debt. I am currently a pharma sales rep full time. Also, I pay my bills on time.<br/> 579018 added on 11/23/09 > also i make 52,000 a year plus bonus every qaurter which ranges between 4-6 thousand dollars<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,725.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462750	$8,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462750. Member loan 462750 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	pullen bros	Debt-to-income ratio:	4.52%
Length of employment:	< 1 year	Location:	lakeland, FL

Home town:
Current & past employers:	pullen bros
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,203.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462753	$6,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462753. Member loan 462753 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,214 / month
Current employer:	PPA Property Services I, LLC	Debt-to-income ratio:	14.05%
Length of employment:	< 1 year	Location:	Brewster, NY

Home town:
Current & past employers:	PPA Property Services I, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

579089 added on 11/23/09 > I am asking for this loan to pay off the balances I have on my credit cards. I have a good solid job and have been trying very hard over the past nine months to pay down my debt. My husband passed away nine months ago and we did not have life insurance do to the fact that he was unemployed. I want to clean up my finances and make a fresh start. Thank you for your consideration.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	28	Months Since Last Delinquency:	16
Revolving Credit Balance:	$3,407.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462778	$5,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462778. Member loan 462778 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	9.35%
Length of employment:	n/a	Location:	Flower Mound, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

579132 added on 11/23/09 > PURPOSE OF LOAN<br/>Development of new product to meet growing market demand. I???d be happy to provide a link to my company???s website to learn more about our business. I appreciate your time and interest.<br/><br/>WHY I AM AN EXCELLENT CANDIDATE FOR THIS LOAN<br/><br/>??? Owner of a fast-growing, stable business with substantial positive difference in personal net income per month compared to monthly expenses<br/>??? Over $45,000 contracted A/R due within 90 days<br/>??? Excellent borrower payment history<br/>??? Access to a variety of liquid assets if needed<br/>??? Home-owner with positive equity<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,379.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462808

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462808	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462808. Member loan 462808 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Green Tree Servicing Corp	Debt-to-income ratio:	12.03%
Length of employment:	10 + years	Location:	St Paul, MN

Home town:
Current & past employers:	Green Tree Servicing Corp
Education:

This borrower member posted the following loan description, which has not been verified:

579180 added on 11/23/09 > thank you<br/> 579180 added on 11/24/09 > I have been with Green Tree since 8/23/93. I have never had a short check in all the years that I have been with this company because of being absent.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,197.00	Public Records On File:	1
Revolving Line Utilization:	53.30%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462824	$14,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462824. Member loan 462824 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	US Navy	Debt-to-income ratio:	21.91%
Length of employment:	10 + years	Location:	goose Creek, SC

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	42	Months Since Last Delinquency:	13
Revolving Credit Balance:	$14,200.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462832	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462832. Member loan 462832 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.01%
Length of employment:	n/a	Location:	SALISBURY, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

579234 added on 11/24/09 > I have an atm business for the past 9 year, business been very good, need to expand. I have picked up some very good locations and want to make sure I service them good<br/> 579234 added on 11/24/09 > business is been in operation for 9 years, always increased every year, always paid loan on time<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	41
Revolving Credit Balance:	$1,957.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462851	$22,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462851. Member loan 462851 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Inenvi, LLC	Debt-to-income ratio:	9.69%
Length of employment:	3 years	Location:	Henderson, NV

Home town:
Current & past employers:	Inenvi, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

579269 added on 11/23/09 > I am a great candidate for this loan because I am an extremely honest and responsable person. I pay all my bills at least a week before their due date, always on time, and I always pay them until they are paid off. The only reason my credit is not even higher is because I am a foreigner and dont have enough credit history since I have only been in the States for 4 years. <br/><br/>I have been a software engineer for the same company for almost 4 years now and that by itself allows me to pay this loan confortably. I addiction to that, I have a second job that provides me with extra income but since Lending Club only allows me to add one source of income on the loan application I had to leave it out. Alos, my total monthly expenses with rent and utilities is only $500 and I have no car payments either. <br/><br/>Besides all that, this is the second loan I apply for with Lending Club. I have previously been approved for a $19000.00 loan that I paid in full and on time. So that being said, Lending Club has proof by experience that I am the perfect borrower because I have the money to pay for my loan, I always pay my bills in full and in time. :D<br/><br/>Therefore, please fund my loan so I can buy a house while the market is still good for it and use this money for its down payment and furniture!<br/><br/>Thank you so much! :)

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,863.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 462863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462863	$22,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462863. Member loan 462863 was requested on November 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Grant Thornton LLP	Debt-to-income ratio:	21.34%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Grant Thornton LLP
Education:

This borrower member posted the following loan description, which has not been verified:

579285 added on 11/24/09 > I have had a credit history for about 10 years now and I got into a higher debt situation a couple of years ago due to some personal situations and an unfortunate living situation. I have since moved in with roommates to lower my rent payment and have maintained my stable, well-paying job for multiple years. I now just need help paying down my credit card balance and the interest that is accumulating at a recently increased higher rate. Thank you.<br/>

A credit bureau reported the following information about this borrower member on November 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,236.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 462906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462906	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462906. Member loan 462906 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,934 / month
Current employer:	Solar Turbines, Inc.	Debt-to-income ratio:	9.66%
Length of employment:	10 + years	Location:	SPRING VALLEY, CA

Home town:
Current & past employers:	Solar Turbines, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

579367 added on 11/26/09 > Greetings! I am invested in a business whose format are kiosks in shopping malls (Ex: Westfield) in San Diego county, San Jose and San Franciso. I plan to use these funds to supplement monies already accumulated to pay kiosk rentals for December. December typically yields a high profit, but kiosks are linked together by lessor, so that if whole amount is not paid, not one or two but all linked kiosks cannot sell. Business is Dead Sea products (skin/hair care) "Seacret"<br/>I am a good credit risk, as my credit rating is very high & I am very diligent and careful regarding my financial obligations. Please help!<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$444.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462988	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462988. Member loan 462988 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Addison Search	Debt-to-income ratio:	16.40%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:	Tampa
Current & past employers:	Addison Search, Spherion, Kelly Services
Education:	University of South Florida, Nova Southeastern University, Hillsborough Community College, University of Florida, Santa Fe Community College

This borrower member posted the following loan description, which has not been verified:

579455 added on 11/24/09 > Seeking an opportunity to consolidate my credit cards and start anew. Please help!<br/> 579455 added on 11/30/09 > I wanted to give a little more information about my request for the loan. Also, IF you have any requests about my bills break down, it is on the bottom of this page in an answer category.<br/><br/>I was put into credit card debt due to market downturn and due to a seperation of my marriage. We were sperated In April of this year and I acquired a great deal of CC debt from it.<br/><br/>I received was about $32k in CC deb. I received a loan from a credit union for $20k and this is the reminder I am seeking to be able to get out of Credit Card Debt completely. Like I did with the Credit Union, I plan out closing out these additional credit cards upon paying off the balance.<br/><br/>Thank you in advance!<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	19
Revolving Credit Balance:	$8,956.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 463000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463000	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463000. Member loan 463000 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,750 / month
Current employer:	Scientific Information Systems, Inc.	Debt-to-income ratio:	12.70%
Length of employment:	10 + years	Location:	WEST NYACK, NY

Home town:	South Bend
Current & past employers:	Scientific Information Systems, Inc., WebMD
Education:	University of Notre Dame, Harvard Medical School, Indiana University School of Medicine

This borrower member posted the following loan description, which has not been verified:

579483 added on 11/28/09 > 1903 historical home near New York City will be improved with energy saving renovations.<br/> 579483 added on 11/29/09 > Home is an elegant 3-story we have renovated twice according to historical code but now needs energy updates and some refurbishing.<br/> 579483 added on 11/30/09 > By the way, no concerns about payback. I am a physician who will be working full time for at least another 20 years.<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	25
Revolving Credit Balance:	$121,563.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463039

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463039	$14,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463039. Member loan 463039 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	performance property	Debt-to-income ratio:	3.76%
Length of employment:	10 + years	Location:	SALT LAKE CITY, UT

Home town:
Current & past employers:	performance property
Education:

This borrower member posted the following loan description, which has not been verified:

579539 added on 11/24/09 > I am paying off credit card bills<br/> 579539 added on 11/24/09 > paying off high instrest credit cards<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,564.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 463044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463044	$3,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463044. Member loan 463044 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Buckeye Pipeline Co.	Debt-to-income ratio:	11.71%
Length of employment:	6 years	Location:	Lima, OH

Home town:
Current & past employers:	Buckeye Pipeline Co.
Education:

This borrower member posted the following loan description, which has not been verified:

579546 added on 11/24/09 > I'm requesting an unsecured personal in the amount of $3k to consolidate my higher interest credit card rate. Please consider my request because my history of being on-time with payments are very good.<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	61
Revolving Credit Balance:	$17,900.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463049	$17,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463049. Member loan 463049 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	clovernook health care	Debt-to-income ratio:	23.35%
Length of employment:	< 1 year	Location:	middletown, OH

Home town:
Current & past employers:	clovernook health care
Education:

This borrower member posted the following loan description, which has not been verified:

579554 added on 11/24/09 > Finished major improvements to my home that I bought as a REO. Completely gutted and finished interior including all plumbing and electrical service, walls, floors, windows and ceilings. Now finishing outside with siding,roof, landscaping.<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,042.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463064	$6,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463064. Member loan 463064 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Trade Solutions	Debt-to-income ratio:	22.45%
Length of employment:	2 years	Location:	Mason, OH

Home town:
Current & past employers:	Trade Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

579582 added on 11/24/09 > I plan to consolidate credit cards into one montly payment which will be lower than what I am paying now. I have a very secure job and have paid all my bills on time. This loan is strictly for consolidation reasons. I bring home over $3200 a month and my monthly bills are about $2100.<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	33
Revolving Credit Balance:	$6,740.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 463078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463078	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463078. Member loan 463078 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Ball Janik LLP	Debt-to-income ratio:	8.81%
Length of employment:	1 year	Location:	Portland, OR

Home town:
Current & past employers:	Ball Janik LLP
Education:

This borrower member posted the following loan description, which has not been verified:

579611 added on 11/25/09 > Hi there! I'm trying to go carless and sell my car, however I'm upside down on my loan. Please help me by loaning me the difference so I can be more sustainable and save money on car payments, insurance and gas. Thank you!<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	15	Months Since Last Delinquency:	17
Revolving Credit Balance:	$54.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 463089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463089	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463089. Member loan 463089 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Microsoft Game Studios	Debt-to-income ratio:	23.39%
Length of employment:	< 1 year	Location:	Redmond, WA

Home town:
Current & past employers:	Microsoft Game Studios
Education:

This borrower member posted the following loan description, which has not been verified:

579624 added on 11/24/09 > I was laid off in early 2009 and accrued debt from rent payments.<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,115.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 463133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463133	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463133. Member loan 463133 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Richland Manor Health Campus	Debt-to-income ratio:	14.20%
Length of employment:	10 + years	Location:	Lima, OH

Home town:	Lima
Current & past employers:	Richland Manor Health Campus
Education:	The Ohio State University, Apollo Career Center

This borrower member posted the following loan description, which has not been verified:

579709 added on 11/25/09 > Trying to stop paying the increased Credit card interest rates they are forcing on us eventhough we are good customers.<br/> 579709 added on 11/29/09 > We both have very stable jobs in the healthcare area. Actual total household income is over $100,000. We will have no problem in replaying this loan. Our credit has been spotless for nearly 10 years. We thank you for your interest in funding our loan.<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,894.00	Public Records On File:	1
Revolving Line Utilization:	39.60%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463145	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463145. Member loan 463145 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Earnhardt Toyota	Debt-to-income ratio:	8.71%
Length of employment:	10 + years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Earnhardt Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

579725 added on 11/24/09 > Am tyring to help a close family freind get home for Christmas they are stranded in Africa after someone mugged them and took their money<br/> 579725 added on 11/25/09 > always pay my bills on time never have missed a payment<br/> 579725 added on 11/25/09 > They are a family of three one father with two daughters, woudl love to get them home for teh holidays<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,967.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 463151

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463151	$7,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463151. Member loan 463151 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Salt Rock Grill	Debt-to-income ratio:	8.31%
Length of employment:	< 1 year	Location:	SEMINOLE, FL

Home town:
Current & past employers:	Salt Rock Grill
Education:

This borrower member posted the following loan description, which has not been verified:

579736 added on 11/24/09 > Want to pay off my credit cards and have one simple payment.<br/> 579736 added on 11/24/09 > Borrowing money is something I do not like to do. However, most of my credits card have bumped my APR per month above 20%. Trying to manage 5 different cards is hard enough. Having one simple payment plan which I can focus on paying off quickly is much easier then five a month. I learned my lessons on credit cards and if the opportunity arises to pay them off and have one simple payment, I can focus on repaying this loan back promptly. I am never late on my credit card payments and always pay more then the minimum balance. Unforutanely I wasn't thinking when I was younger. Now I am 27 with a plan to be debt free sooner then the 3 years offer.<br/> 579736 added on 11/25/09 > I have been using a budget for the last 4 months:<br/><br/>Rent / Utilities: $500.00<br/>Cell Phone: $80.00<br/>Car Insurance: $120.00<br/>Hospital Bill: $100.00 (4 months left)<br/>Health Insurance: $140.00<br/>Student Loan: $100.00<br/>Food: $300.00<br/>Gas: $100.00<br/>Credit Cards: $400.00 <br/>Entertainment: $200.00<br/><br/><br/>I am studying for my wine certification and working 6 days a week to keep ahead of bills.<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,091.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463175	$7,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463175. Member loan 463175 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	united rentals	Debt-to-income ratio:	19.88%
Length of employment:	4 years	Location:	CORPUS CHRISTI, TX

Home town:
Current & past employers:	united rentals
Education:

This borrower member posted the following loan description, which has not been verified:

579782 added on 11/25/09 > thank you<br/> 579782 added on 11/28/09 > I don't know why i didn't think about it before,sorry,i also pay 200.00 a month for a shop to keep the car.Iam moving out at the end of december.The loan will only increase my monthly output by 37.00 and allow me to get all of my property to one location.I have had the shop for 6 years and it is all rent,nothing to show for the money.<br/>thank you for the question.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,720.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463214	$24,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463214. Member loan 463214 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Federal Bureau of Investigation	Debt-to-income ratio:	12.68%
Length of employment:	6 years	Location:	Sahuarita, AZ

Home town:
Current & past employers:	Federal Bureau of Investigation
Education:

This borrower member posted the following loan description, which has not been verified:

579838 added on 11/24/09 > Debt consolidation<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,092.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463238	$18,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463238. Member loan 463238 was requested on November 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	blinds to go	Debt-to-income ratio:	21.06%
Length of employment:	6 years	Location:	BAYVILLE, NJ

Home town:
Current & past employers:	blinds to go
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,155.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463269	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463269. Member loan 463269 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,733 / month
Current employer:	University of California San Francisco	Debt-to-income ratio:	14.79%
Length of employment:	2 years	Location:	San Francisco, CA

Home town:
Current & past employers:	University of California San Francisco
Education:

This borrower member posted the following loan description, which has not been verified:

579936 added on 11/25/09 > I am a PhD level researcher at UC San Francisco School of Medicine. I was never late on any payment.<br/> 579936 added on 11/26/09 > My job is very secure as it is governmentally funded. The fund will allow me to stay away from a credit card company that has been very inconsistent in terms of their APR. I would rather like to pay you the investors here.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,077.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463279	$8,400	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463279. Member loan 463279 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,730 / month
Current employer:	Denver 911 Communications	Debt-to-income ratio:	13.92%
Length of employment:	< 1 year	Location:	Castle Rock, CO

Home town:
Current & past employers:	Denver 911 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

579955 added on 11/25/09 > I am fortunate to have a very stable job during this economy. My reason for the loan is to pay less interest in the long run on a lower rate than my credit cards.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	10
Revolving Credit Balance:	$9,713.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463283	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463283. Member loan 463283 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,000 / month
Current employer:	n/a	Debt-to-income ratio:	17.78%
Length of employment:	n/a	Location:	Copley, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$97,182.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463367

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463367	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463367. Member loan 463367 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	ICC	Debt-to-income ratio:	11.74%
Length of employment:	4 years	Location:	Miami, FL

Home town:
Current & past employers:	ICC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,526.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463406	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463406. Member loan 463406 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	The Reop Group LLC.	Debt-to-income ratio:	21.97%
Length of employment:	4 years	Location:	Tallahassee, FL

Home town:
Current & past employers:	The Reop Group LLC.
Education:

This borrower member posted the following loan description, which has not been verified:

580187 added on 11/25/09 > If a man doesn't his word, he has nothing. I am a good borrower because I always keep my word and take care of my obligations.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,259.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463425	$21,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463425. Member loan 463425 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,917 / month
Current employer:	VWV AV CONSTRUCTION INC	Debt-to-income ratio:	5.76%
Length of employment:	7 years	Location:	GLENDALE, CA

Home town:
Current & past employers:	VWV AV CONSTRUCTION INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,480.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463433	$24,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463433. Member loan 463433 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,938 / month
Current employer:	Javs	Debt-to-income ratio:	7.01%
Length of employment:	10 + years	Location:	orlando, FL

Home town:
Current & past employers:	Javs
Education:

This borrower member posted the following loan description, which has not been verified:

580238 added on 11/25/09 > Quozzy.com Inc. is changing the way consumers purchase all goods and services and the way companies, contractors and providers do business. Quozzy.com Inc. was incorporated in the state of Florida on February 1st, 2009. The address that is used for all business correspondences is, 6996 Piazza Grande Ave. Suite 309, Orlando, FL 32835. <br/>Quozzy.com Inc. has designed an on-line, one stop market place to connect Buyers and Sellers. That market place is www.quozzy.com. Buyers get competing bids and quotes for any product or service through a fast and easy transaction at www.quozzy.com. Quozzy.com, Inc, calls this process a ???Request??? which is similar to the ???Request for Proposal??? (RFP) process used by all branches of the government and big companies when purchasing products and services.<br/> 580238 added on 12/01/09 > Quozzy.com Inc. is changing the way consumers purchase all goods and services and the way companies, contractors and providers do business. Quozzy.com Inc. was incorporated in the state of Florida on February 1st, 2009. The address that is used for all business correspondences is, 6996 Piazza Grande Ave. Suite 309, Orlando, FL 32835. <br/>Quozzy.com Inc. has designed an on-line, one stop market place to connect Buyers and Sellers. That market place is www.quozzy.com. Buyers get competing bids and quotes for any product or service through a fast and easy transaction at www.quozzy.com. Quozzy.com, Inc, calls this process a ???Request??? which is similar to the ???Request for Proposal??? (RFP) process used by all branches of the government and big companies when purchasing products and services. <br/>Quozzy.com provides a free service to Buyers to list Request they have for any product or service. Sellers wanting to connect to the Buyers on Quozzy.com pay a monthly registration fee. The monthly registration fee will give the Sellers automatic notification anytime a Buyer list a request and gives them the ability to search the nationwide database anytime.<br/>This financing is required to open bigger office with an inside sales team and customer support team. Financing will also allow quozzy.com to continue the daily operations, marketing campaign and search engine optimization (SEO) efforts until the incoming revenue exceeds the monthly expenses. It is projected quozzy.com will be profitable after about 3 months of operation in the new office.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	20
Revolving Credit Balance:	$17,161.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463465	$15,800	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463465. Member loan 463465 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Head Start Telecom	Debt-to-income ratio:	21.88%
Length of employment:	< 1 year	Location:	STILLWATER, OK

Home town:
Current & past employers:	Head Start Telecom
Education:

This borrower member posted the following loan description, which has not been verified:

580287 added on 11/25/09 > Credit card rate is extremely high. Just want a set dealine for payoff. Loan will allow balance to be gone in 3 years or less. Employment is very secure, and have some additional family income as a supplement.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,860.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463467

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463467	$24,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463467. Member loan 463467 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,000 / month
Current employer:	Pig Newton, Inc	Debt-to-income ratio:	11.42%
Length of employment:	< 1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	Pig Newton, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

580291 added on 11/28/09 > I need to refinance credit card debt accumulated by legal fees over a custody battle.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,622.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463478	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463478. Member loan 463478 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Dept of Defense	Debt-to-income ratio:	15.80%
Length of employment:	8 years	Location:	chambersburg, PA

Home town:
Current & past employers:	Dept of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

580310 added on 11/25/09 > I work for the federal government and will be deploying to Iraq in March 2010. my plan is to have this loan paid off by Sep 2010. This laon will pay off some of my debts completely, the extra money I earn while deployed will pay off the all but 2 of my debts. I will still have a mortgage and a line of credit.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,767.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463530	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463530. Member loan 463530 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,112 / month
Current employer:	n/a	Debt-to-income ratio:	12.43%
Length of employment:	n/a	Location:	Creve Coeur, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

580398 added on 11/25/09 > This loan will be used to pay off 3 to 4 credit cards. I have a perfect credit history and have never defaulted on a loan or not paid a credit card.<br/><br/>It shows my employer as N/A I'm assuming because I selected self-employed. I have my own business and the income is stable. I have one main client that I have been doing programming work for at least 6 years now, and I have a few side things that bring in around an additional $30k in income.<br/><br/>I started a business a few months ago, and the income from that is already at $500 per month. I also started receiving a bonus from my main client each month, and with the combination of the two I expect my income for 2009 to be at least $150k.<br/><br/>All of my income goes through my corporation, and I pay myself living expenses.<br/><br/>Please let me know if you have any questions.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,549.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463612	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463612. Member loan 463612 was requested on November 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Target Corporation	Debt-to-income ratio:	21.68%
Length of employment:	10 + years	Location:	Lansing, MI

Home town:
Current & past employers:	Target Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

580463 added on 11/25/09 > I am a new parent, and want to be debt free as soon as possible to provide my daughter with a better future.<br/> 580463 added on 11/26/09 > I pay my bills on time, and have never missed a payment on any debt. I have worked at the same job for 14 yrs.<br/> 580463 added on 11/26/09 > I am attempting to consolidate my entire credit debt, totaling $12,000, in order to better help my family and their needs. I have been employed with Target Corporation for over 14 yrs, and have been an employee in good standing for the entire time. I have been a manager (team leader) for almost 10 yrs of my career with Target, and receive annual performance raises every year. My debt consists of $7,000 between two credit cards, and a previously consolidated loan thru my credit union for $5,000. The loan was co-signed by my parents, and I am trying to pay off my debt without their name attached, to help them in their time of financial need. I can handle the loan debt on my own, and have had no trouble making monthly payments of over $400 per month. I have never had a late or outstanding payment on any of my bills, and my credit is in good standing. I like to keep my life simple, and would like this loan to keep everything in one easy monthly payment. I appreciate you considering my loan request.<br/> 580463 added on 11/26/09 > I am an employee of excellent standing. If for some reason I were to lose my job, I would have backup sources of money to cover my loan payments, such as 401k and early retirement benefits that I have earned from Target Corporation. I also have supplementary life insurance in addition to company paid life insurance to backup any debts if I were to expire prematurely.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,370.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463701	$7,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463701. Member loan 463701 was requested on November 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Melissa Rice	Debt-to-income ratio:	7.52%
Length of employment:	2 years	Location:	WOODSIDE, NY

Home town:
Current & past employers:	Melissa Rice
Education:

This borrower member posted the following loan description, which has not been verified:

580684 added on 11/26/09 > I am requesting this loan to consolidate debt. I've had a very stable job for 2 years now and have been very responsible in paying back debt. My credit score is over 700 with no delinquent accounts and/or bankruptcies. I intend to payback this loan with the help of my 5 children, all of whom are employed full-time in public and private sector industries. What makes me a good borrower is how responsible and consistent I am in making monthly payments while never falling behind. I have not gone unemployed for more than a 1 month period and currently enjoy very stable employment. I have the ability and means to payoff this loan according to the terms of and conditions, in the manner and timeline agreed upon. I hope I have provided enough information to satisfy any concerns, if any.<br/> 580684 added on 11/29/09 > Being that this is my first time using Lending Club, I'm still learning the process of posting and getting a loan funded. I want to add a few things for potential lenders that were unclear in the details of my first posting. This loan will aid me in paying off debt and also kick start a small business initiative I have taken on with the help of my husband and children, ???Pizza Conica???. I need a large sum of cash to take on the expenses of the business, hence the amount of the loan requested by me. I've been working in Child Care services for the past 10 yrs in NYC and enjoy good job security. I've been working for my current employer for the past 2 yrs. I rent an apartment and do not own a car, boat or pay a mortgage. I???ve never previously been in the position of having or wanting to request more credit than what I have needed and try to limit my expenses. My intention is to start repaying this loan with the help of my children; however this loan WILL NOT be used to pay any their debt. Please do not hesitate in asking more questions.<br/>

A credit bureau reported the following information about this borrower member on November 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,959.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463702	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463702. Member loan 463702 was requested on November 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,108 / month
Current employer:	Duval County School Board	Debt-to-income ratio:	21.49%
Length of employment:	2 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Duval County School Board
Education:

This borrower member posted the following loan description, which has not been verified:

580685 added on 11/26/09 > I will use the funds to consolidate my credit card, personal loan account and help me continue my Master's Degree. I pay all my bills on time and pay them bi-weekly ACH out of my checking account. I am currently a teacher in my second year and my job is stable.<br/>

A credit bureau reported the following information about this borrower member on November 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463703	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463703. Member loan 463703 was requested on November 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$63,500 / month
Current employer:	Madison County Public Schools	Debt-to-income ratio:	1.69%
Length of employment:	8 years	Location:	Orange, VA

Home town:
Current & past employers:	Madison County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

580691 added on 11/26/09 > I've had 2 large unexpected expenses we've had to put on two credit cards. Now that things have calmed down, I'd like to consolidate the payments and get off the cards.<br/>

A credit bureau reported the following information about this borrower member on November 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,490.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463704	$20,400	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463704. Member loan 463704 was requested on November 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	US ARMY	Debt-to-income ratio:	23.76%
Length of employment:	9 years	Location:	SAN ANTONIO, TX

Home town:	Chicago
Current & past employers:	US ARMY, US Military
Education:	University of Nebraska Medical Center, Excelsior College, University of Nebraska at Omaha

This borrower member posted the following loan description, which has not been verified:

580694 added on 11/26/09 > The purpose for this loan is 2 fold:<br/>1) I am selling my automobile, which i owe 10,500$ on, and I have 2 offers currently for 18,000. (2005 infiniti g35). However both buyers want a clean title at the time of purchase. This loan will enable me to obtain my title and sell my car for 18,000. I do not need a car at my next assignment, which is Korea.<br/><br/>Also, I am lending my mother the remainder. She owns a 4 flat building in chicago, worth 1.2--1.4 million that she rents out, for 6k gross per month. The mortage on it just became paid off after 30 years, however there is a bi-annual property tax, which she now pays and was caught by surprise from for it's first time, and does not have the total amount of liquid money to cover it at this time. <br/><br/>I plan to pay back this loan much sooner than 36months, most likely prior to 12 months.<br/> 580694 added on 11/27/09 > I am an active duty O2-E (first lieutenant) with 9 years time in service.<br/>Physician Assisant (masters degree), and my service obligation to the army is through 18 September 2012.<br/> 580694 added on 11/28/09 > correction: My minimum ADSO (active duty service obligation) is 18 Sep 2013. 4yrs after my commisioning date of 18 Sep 2009.<br/>

A credit bureau reported the following information about this borrower member on November 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,108.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463711

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463711	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463711. Member loan 463711 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Federal Aviation Administration	Debt-to-income ratio:	10.97%
Length of employment:	10 + years	Location:	Dallas, TX

Home town:	Dallas
Current & past employers:	Federal Aviation Administration
Education:

This borrower member posted the following loan description, which has not been verified:

579416 added on 11/27/09 > I would like to install a 9.8 kW solar panel array on my home's roof. I have been working with Standard Renewable Energy (SRE) for the last month in designing a system that should meet at least 80% of my electricity needs. I hope to improve this to 100% with additional energy conservation.<br/>The retail value of the system is $70,703.38. However, with Oncor's (my electricity distributer) rebate and SRE's own rebate, my final cost will be $26,995.38. Half ($13,497.69) will be due upon signing of the contract, and half upon completion of the project. Additionally, I will be eligible for a Federal Tax Credit of approximately $15,300 when I file my 2009 tax return.<br/>I am approaching the investors of Lending Club for this loan because I purchased this house only 17 months ago and have not built up enough equity to qualify for a large enough home-equity based loan product.<br/>I have been an Air Traffic Controller for over 19 years and currently work in the Dallas/Ft. Worth area. The large monthly payments will not be a problem due to my rock-solid job, good salary and frugal living habits. In addition, the solar panel array will lower, and in some months eliminate, my electricity bill.<br/>My revolving credit balance is high due to owning and maintaining two houses for 16 months. I was unable to sell my former residence quickly because of the current economic climate. However, I did sell it last month and would like to begin investing in my new home. Please let me know what other questions I can answer.<br/>

A credit bureau reported the following information about this borrower member on November 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,383.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463722	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463722. Member loan 463722 was requested on November 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	north babylon public schools	Debt-to-income ratio:	10.42%
Length of employment:	10 + years	Location:	BABYLON, NY

Home town:
Current & past employers:	north babylon public schools
Education:

This borrower member posted the following loan description, which has not been verified:

580724 added on 11/26/09 > vacation loan<br/> 580724 added on 11/26/09 > vacation loan<br/> 580724 added on 11/28/09 > I am using the funds for a vacation to Europe. I am a good borrower paying my bills on time. My monthly reoccuring expenses add up to be 1550.00. I take home over 4000,00 a month so the added burden is not a problem. I have been at my job for more than 18 years and my position is very stable.<br/>

A credit bureau reported the following information about this borrower member on November 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,465.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463743	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463743. Member loan 463743 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.32%
Length of employment:	n/a	Location:	Portsmouth, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

580761 added on 11/27/09 > Im just in need of some extra cash to take care of some hospital bills. I need a structured pay plan that I can adhere to instead of dealing with 20 different companies. Thank you for your support!<br/>

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$287.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 463764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463764	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463764. Member loan 463764 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Hilton Midland Plaza	Debt-to-income ratio:	21.52%
Length of employment:	6 years	Location:	Midland, TX

Home town:
Current & past employers:	Hilton Midland Plaza
Education:

This borrower member posted the following loan description, which has not been verified:

580801 added on 11/27/09 > I plan to eliminate all credit card debt with this loan. I am currently paying approx 1000.00 per month in credit card payments (I never, ever pay just the minimum amt due). If I free up an approximate 700.00 per month (the difference in this loan pmt and what I currently spend on cc's) that money can then be used to further reduce other debt. My goal is to be debt free (except for mortgage) by mid year 2011. Thank you so much for considering my application!<br/>

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	58
Revolving Credit Balance:	$10,046.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463788	$25,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463788. Member loan 463788 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,812 / month
Current employer:	n/a	Debt-to-income ratio:	20.25%
Length of employment:	n/a	Location:	Chicopee, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1970	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	13
Revolving Credit Balance:	$37,454.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463800	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463800. Member loan 463800 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Juno Technologies	Debt-to-income ratio:	10.80%
Length of employment:	7 years	Location:	Snyder, NY

Home town:
Current & past employers:	Juno Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,107.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463814	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463814. Member loan 463814 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Doster Construction	Debt-to-income ratio:	15.82%
Length of employment:	4 years	Location:	Lilburn, GA

Home town:
Current & past employers:	Doster Construction
Education:

This borrower member posted the following loan description, which has not been verified:

580890 added on 11/27/09 > In the last two years, we've moved to a cash-basis. Our goal is to live debt free (with the exception of student loans) with only one credit card for business travel. We've made major changes in our personal spending habits, but credit card changes have made it almost impossible for us to correct our foolish mistakes of the past and get out of debt sooner rather than later. This loan will be a major step in the right direction. We'd like to one day pay it forward by becoming an investor after we've successfully paid off all our debt.<br/>

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	19
Revolving Credit Balance:	$14,977.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463816	$25,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463816. Member loan 463816 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Lovett Dental	Debt-to-income ratio:	16.99%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:	Lovett Dental
Education:

This borrower member posted the following loan description, which has not been verified:

580894 added on 11/27/09 > Loan to consolidate debt<br/>

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	62
Revolving Credit Balance:	$32,155.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463873	$4,900	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463873. Member loan 463873 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Laredo Offshore Service	Debt-to-income ratio:	4.64%
Length of employment:	3 years	Location:	MIAMI SHORES, FL

Home town:
Current & past employers:	Laredo Offshore Service
Education:

This borrower member posted the following loan description, which has not been verified:

581002 added on 11/30/09 > I plan on using the funds for a used motorcyle that a good friend is selling. Judging by my credit score (790) I believe that I am a good borrower - I have paid my bills in time. I have a very stable job and has been with the company for almost 4 years.<br/>

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,788.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463880	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463880. Member loan 463880 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	PEP BOYS	Debt-to-income ratio:	1.32%
Length of employment:	7 years	Location:	LOS ANGELESQ, CA

Home town:
Current & past employers:	PEP BOYS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	47
Revolving Credit Balance:	$487.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 463901

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463901	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463901. Member loan 463901 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	CPU2	Debt-to-income ratio:	10.72%
Length of employment:	1 year	Location:	Montclair, CA

Home town:
Current & past employers:	CPU2
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	74
Revolving Credit Balance:	$2,261.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463906	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463906. Member loan 463906 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,637 / month
Current employer:	Pfizer Inc	Debt-to-income ratio:	23.72%
Length of employment:	6 years	Location:	Woodside, NY

Home town:
Current & past employers:	Pfizer Inc
Education:

This borrower member posted the following loan description, which has not been verified:

581077 added on 11/27/09 > Purpose of loan:<br/>I put myself through school using credit card offers with very low APRs between 1997-2003. These APRs would "be" good until the balance is paid in full. I still have these balances with a relatively low APRs (on average ~8%) on several cards and make approximately $1500 - $2000 in payments every month, but given the changes in the credit card industry, I've started seeing the terms to pay off these balances evolving for the worse... For instance, the minimum payment on one of the balances I want to consolidate increased the minimum monthly payment by 250%! I'm afraid the others would follow suit and then I won't be able to make the minimum monthly required payments and if I miss one payment, my APR would jack up to 30%. This would ruin me for decades to come as I would likely try to do the right thing and pay it all off but I'm also afraid the bankruptcy abyss is where my creditors would drive me to should I not be able to come up with the minimum payments at these usurious interest rates.<br/><br/>I don't want to risk this. I want to do the right thing. <br/><br/>My financial situation:<br/>I am a good candidate for this loan because I want to do the right thing. I work very hard, have a good income, and have held steady employment since arriving in this country as an immigrant from Central America. Since 1993 I've only worked, continuously, for 2 employers and while employed put myself through school, have helped my parents purchase a home and have also purchased a small studio apartment for myself. I'm credit worthy and have never paid any bill late and have never defaulted on any debt obligation. I certainly want to keep it this way.<br/>

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,043.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463915	$4,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463915. Member loan 463915 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,906 / month
Current employer:	PNC BANK	Debt-to-income ratio:	19.04%
Length of employment:	4 years	Location:	HAVRE DE GRACE, MD

Home town:
Current & past employers:	PNC BANK
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	27
Revolving Credit Balance:	$3,262.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 463918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463918	$4,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463918. Member loan 463918 was requested on November 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	CITY OF ROWLETT	Debt-to-income ratio:	18.59%
Length of employment:	9 years	Location:	ROWLETT, TX

Home town:
Current & past employers:	CITY OF ROWLETT
Education:

This borrower member posted the following loan description, which has not been verified:

581098 added on 11/29/09 > I have never defaulted on any loan/pmnt. More than likely, this loan will be paid off by the end of next yr..it is only to pay off my credit card debt that I incurred while I was on FML @ work to care for my newborn<br/>

A credit bureau reported the following information about this borrower member on November 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,692.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463953	$24,250	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463953. Member loan 463953 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,417 / month
Current employer:	St Johns County Sheriffs Office	Debt-to-income ratio:	10.86%
Length of employment:	10 + years	Location:	SAINT AUGUSTINE, FL

Home town:
Current & past employers:	St Johns County Sheriffs Office
Education:

This borrower member posted the following loan description, which has not been verified:

581194 added on 11/28/09 > I am getting a consolidation loan to pay off my credit cards and personal loan through Chase Bank and Capital One<br/> 581194 added on 11/28/09 > This loan is for bill consolidation<br/>It will be paid by personal check each month<br/>I have been with the same employer for the past 22 years<br/>I pay my bills<br/> 581194 added on 11/28/09 > My job is very stable as I work in law enforcement<br/>I am a good borrower because I pay my bills <br/>My monthly budget is approximately $3000<br/> 581194 added on 12/01/09 > In addition my home and vehicle are both paid in full<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,319.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 463958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463958	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463958. Member loan 463958 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	kew gardens, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463973	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463973. Member loan 463973 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,544 / month
Current employer:	Veterans Health Care Administration	Debt-to-income ratio:	7.68%
Length of employment:	9 years	Location:	Billings, MT

Home town:
Current & past employers:	Veterans Health Care Administration
Education:

This borrower member posted the following loan description, which has not been verified:

581230 added on 11/28/09 > Loan to be used to consolidate/pay off high interest credit cards. I have an excellent credit score. I have a stable job working as a nurse practitioner for the federal government. My husband has a good/stable job (chief civil litigator for local county.) This loan amount will readily fit into our monthly budget - thank you!!!<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	44
Revolving Credit Balance:	$6,525.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 463976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463976	$6,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463976. Member loan 463976 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	American Property Management	Debt-to-income ratio:	16.20%
Length of employment:	1 year	Location:	Gilbert, AZ

Home town:
Current & past employers:	American Property Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	30
Revolving Credit Balance:	$7,893.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463985	$7,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463985. Member loan 463985 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	EXEC PRES	Debt-to-income ratio:	18.88%
Length of employment:	4 years	Location:	VALLEY VILLAGE, CA

Home town:
Current & past employers:	EXEC PRES
Education:

This borrower member posted the following loan description, which has not been verified:

571732 added on 11/11/09 > I am looking to consolidate my credit cards with one payment. Currently I have three credit cards that will be consolidated.<br/>

A credit bureau reported the following information about this borrower member on November 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	9
Revolving Credit Balance:	$8,652.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464027	$4,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464027. Member loan 464027 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Latino Commission on AIDS	Debt-to-income ratio:	24.70%
Length of employment:	2 years	Location:	RIDGEWOOD, NY

Home town:
Current & past employers:	Latino Commission on AIDS
Education:

This borrower member posted the following loan description, which has not been verified:

581336 added on 11/28/09 > I am able to pay my loan on time, I need to pay may cards off, fix my car and move out of my families home by the New Year. I have had some serious life changing events in the past couple of months and I do not want those things to affect my credit.<br/> 581336 added on 11/30/09 > Monthly I make approximetly $2,000, of which, I use $190 to pay for storage, $60 for a credit card, which requires a $56 minimum payment, $50 on a credit card that requires a $21 minimum payment, $50 on a different credit card that requires $21. I give the family I am staying with some money to let me stay with them. I have recently paid off the repairs which my car needed, and that was a total of about $2,100. As well as paid off the medical bills my fiance had received. <br/>I am seeking to rent an apartment for about $800, many of the places I am coming across require 3 months in advance. I am trying to get a loan because I would love to get my things in order again and have some savings, I am trying to pay my things off on time, because I know the importance of having a good credit score. <br/><br/>I thank you for reading this, please contact me if you have any further questions.<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,527.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 464066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464066	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464066. Member loan 464066 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	MPC Corp	Debt-to-income ratio:	23.14%
Length of employment:	9 years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	MPC Corp
Education:

This borrower member posted the following loan description, which has not been verified:

581393 added on 11/28/09 > Plan is to consolidate two credit lines and both lines will be closed.<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,498.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464069	$1,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464069. Member loan 464069 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SPF Transfer	Debt-to-income ratio:	20.60%
Length of employment:	9 years	Location:	TARZANA, CA

Home town:
Current & past employers:	SPF Transfer
Education:

This borrower member posted the following loan description, which has not been verified:

581399 added on 11/30/09 > This loan will be used towards rent and the upcoming holidays.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,112.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464080	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464080. Member loan 464080 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,548 / month
Current employer:	Law Ofs. of Patrick F. Timmons, Jr.	Debt-to-income ratio:	17.41%
Length of employment:	10 + years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Law Ofs. of Patrick F. Timmons, Jr.
Education:

This borrower member posted the following loan description, which has not been verified:

581431 added on 11/29/09 > I have always made all payments due on time. I have never made a late payment<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,559.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464085	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464085. Member loan 464085 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	MICROS Systems, Inc.	Debt-to-income ratio:	3.48%
Length of employment:	10 + years	Location:	Laurel, MD

Home town:
Current & past employers:	MICROS Systems, Inc.
Education:	Southern Illinois University-Carbondale, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

581439 added on 11/28/09 > I am requesting this loan to consolidate my existing debt and fund a wedding.<br/><br/>I have been employed for nearly 30 years with the industry leader in Hospitality and Hotel IT solutions and now hold a senior position as Software Engineer in the Restaurant Solutions Group.<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,227.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464091	$15,800	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464091. Member loan 464091 was requested on November 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	The Watershed	Debt-to-income ratio:	3.05%
Length of employment:	2 years	Location:	Delray Beach, FL

Home town:
Current & past employers:	The Watershed
Education:

This borrower member posted the following loan description, which has not been verified:

581451 added on 11/28/09 > Essentially my loan will serve to eliminate my current credit debts. I am a hard worker, home owner, and good husband. I feel secure in all respects of my life, and would like to consolidate my debt so that I may sleep a bit easier. I own my car out right and have plenty of collateral tied up in my 401K/IRA. Thank you for your consideration.<br/>

A credit bureau reported the following information about this borrower member on November 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$7,427.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464114	$7,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464114. Member loan 464114 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,788 / month
Current employer:	Williams Labadie	Debt-to-income ratio:	7.18%
Length of employment:	2 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Williams Labadie
Education:

This borrower member posted the following loan description, which has not been verified:

581489 added on 11/30/09 > Loan needed in order to consolidate debt.<br/> 581489 added on 11/30/09 > I am a very responsible Advertising Executive who wants to lower the interest rate on my current credit cards and have one monthly payment. Also, in October of this past year I had to borrow money from my Mother to pay an insurance deductible for a small cooking fire that happened in my apartment. My mother is living on a fixed income and I would like to pay her back the money i owe her as soon as possible. I have never once paid a bill late and would be very low risk borrower.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,126.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464141	$17,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464141. Member loan 464141 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Rivermine	Debt-to-income ratio:	12.36%
Length of employment:	< 1 year	Location:	centreville, VA

Home town:
Current & past employers:	Rivermine
Education:

This borrower member posted the following loan description, which has not been verified:

581543 added on 11/30/09 > A number of people asked what I intend to do with the loan, I intend to pay off all my revolving debt and pay for two semesters of school at George Mason so I can finish my computer science degree.<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	21
Revolving Credit Balance:	$10,726.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464142	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464142. Member loan 464142 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,467 / month
Current employer:	n/a	Debt-to-income ratio:	11.57%
Length of employment:	n/a	Location:	CHESAPEAKE, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

581544 added on 11/29/09 > Consolidation. My husband is has been an active duty military officer for over 22 years and we have never been late on our bills.<br/> 581544 added on 11/30/09 > Consolidation includes credit/dept. store credit cards with high interest rates. Payments exceed $650 monthly. My husband continues to serve in the USN and is up for promotion next year. I am currently a homemaker looking for employment as a nursing asst.<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,899.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464146	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464146. Member loan 464146 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	pepsico bev.and foods	Debt-to-income ratio:	8.82%
Length of employment:	5 years	Location:	ORCHARD PARK, NY

Home town:
Current & past employers:	pepsico bev.and foods
Education:

This borrower member posted the following loan description, which has not been verified:

581557 added on 11/30/09 > home improve<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,275.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464167	$5,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464167. Member loan 464167 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Bossier Parish Schools	Debt-to-income ratio:	13.58%
Length of employment:	7 years	Location:	SHREVEPORT, LA

Home town:
Current & past employers:	Bossier Parish Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,803.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464192	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464192. Member loan 464192 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,875 / month
Current employer:	Lawrence Tech University	Debt-to-income ratio:	12.65%
Length of employment:	1 year	Location:	Royal Oak, MI

Home town:
Current & past employers:	Lawrence Tech University
Education:

This borrower member posted the following loan description, which has not been verified:

581647 added on 11/29/09 > The loan will be used to pay all of my credit cards debt. I always pay on time, however, the increment of APR % for 2010 is just too high.<br/> 581647 added on 11/30/09 > I have to add, whatsoever, that I am interested about the "Lending Club" process and how it works. Most likely to be an investor myself.<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,238.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464236	$7,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464236. Member loan 464236 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Carat USA	Debt-to-income ratio:	15.69%
Length of employment:	6 years	Location:	Chicago, IL

Home town:
Current & past employers:	Carat USA
Education:

This borrower member posted the following loan description, which has not been verified:

581740 added on 11/29/09 > I plan on using these funds to pay off credit cards that have recently been hit with substantial rate increases. Rate increases that are not do to me being a bad customer as I have always paid in a timely manner. A habit I will continue to adhere to.<br/><br/>I have been an employee at my company for 6 years and I am seen as a source of stability in an industry that rarely has that.<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	53
Revolving Credit Balance:	$15,239.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464249

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464249	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464249. Member loan 464249 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.70%
Length of employment:	n/a	Location:	Homestead, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

581763 added on 11/29/09 > I will like to pay my debt balance in full. My monthly income sometime are more than 4,000 I always made my payments on time. My job are very stable thank God. My Fiance got her income too. Thank you for all your help.<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,508.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464263	$9,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464263. Member loan 464263 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	state of ohio	Debt-to-income ratio:	9.90%
Length of employment:	8 years	Location:	dayton, OH

Home town:
Current & past employers:	state of ohio
Education:

This borrower member posted the following loan description, which has not been verified:

581786 added on 11/29/09 > this loan is to repay credit card debt<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,305.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464266	$4,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464266. Member loan 464266 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,535 / month
Current employer:	Bellevue College	Debt-to-income ratio:	19.84%
Length of employment:	1 year	Location:	BOTHELL, WA

Home town:
Current & past employers:	Bellevue College
Education:

This borrower member posted the following loan description, which has not been verified:

581796 added on 11/30/09 > I will be using this loan for a down payment on a car. I'm getting a Subaru for winter time as my current car didn't do so well in the snow last year.<br/><br/>My current car payments are $556 a month. The Subaru payment will be $300 so even with this loan payment the total will be less.<br/><br/>I just purchased a house about 6 months ago so I don't have a lot of cash floating around at the moment.<br/><br/>I could put this on one of my credit cards but the intrest rate of this loan is preferable and I'll be sure to get it paid off in a timely fashion this way.<br/><br/>As a classified Washington State employee my job is very stable.<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,908.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464272	$24,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464272. Member loan 464272 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	12.55%
Length of employment:	n/a	Location:	NEW ORLEANS, LA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

581805 added on 11/30/09 > I'm single, reliable. I've repaid loans on time in the past --including mortgage, school loans and a bank loan for about 25000.00 -- my only current debts are from credit cards -- which i used in part to help me complete grad school.<br/> 581805 added on 11/30/09 > Thank you for considering me as a borrower. This is a wonderful opportunity for me to get out of debt. Thank You!<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,758.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464273	$21,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464273. Member loan 464273 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,000 / month
Current employer:	peneske	Debt-to-income ratio:	13.95%
Length of employment:	4 years	Location:	Houston, TX

Home town:
Current & past employers:	peneske
Education:

This borrower member posted the following loan description, which has not been verified:

581804 added on 11/29/09 > I am trying to pay off my high intrest credit cards and reconsidlate my debt in one payment<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	26
Revolving Credit Balance:	$25,547.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464294	$2,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464294. Member loan 464294 was requested on November 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	n/a	Debt-to-income ratio:	3.88%
Length of employment:	n/a	Location:	BELLINGHAM, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

581847 added on 11/29/09 > The best time to reach me is 4:00<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$978.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464348	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464348. Member loan 464348 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Mahwah High School	Debt-to-income ratio:	7.18%
Length of employment:	< 1 year	Location:	Washington Twp, NJ

Home town:
Current & past employers:	Mahwah High School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	32
Revolving Credit Balance:	$16,584.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 464368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464368	$23,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464368. Member loan 464368 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Desert Plumbing and Heating	Debt-to-income ratio:	8.58%
Length of employment:	2 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Desert Plumbing and Heating
Education:

This borrower member posted the following loan description, which has not been verified:

582008 added on 11/30/09 > Refi High % credit cards into one lower % loan.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,552.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464399	$20,400	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464399. Member loan 464399 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,750 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	6.84%
Length of employment:	2 years	Location:	Annandale, VA

Home town:	Dakar
Current & past employers:	Booz Allen Hamilton, Department of Homeland Security (DHS)
Education:	University of Virginia (UVA)

This borrower member posted the following loan description, which has not been verified:

582056 added on 11/30/09 > To fund an automobile purchase in Northern Virginia. Travel to and from my DHS office.<br/> 582056 added on 12/01/09 > My job is very stable - government employee. My monthly budget is $3500, $2800 of which is disposable and I pay no rent. I plan on paying this loan faster than 36 months - looking at 27-month time frame.<br/> 582056 added on 12/01/09 > To be precise - I am not GS. I do "inherently governmental work" through Booz Allen.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	7
Revolving Credit Balance:	$1,820.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464400	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464400. Member loan 464400 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	United Technologies	Debt-to-income ratio:	12.65%
Length of employment:	< 1 year	Location:	Ellington, CT

Home town:
Current & past employers:	United Technologies
Education:	The Citadel, Rensselaer Polytechnic Institute (RPI)

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$119.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464410	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464410. Member loan 464410 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Kirkstall Road Productions	Debt-to-income ratio:	22.61%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Kirkstall Road Productions
Education:

This borrower member posted the following loan description, which has not been verified:

582073 added on 11/30/09 > Young couple making a fresh start in NYC. Thanks for your help.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	23
Revolving Credit Balance:	$11,838.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464412	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464412. Member loan 464412 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Bloom Vernon Local Schools	Debt-to-income ratio:	8.89%
Length of employment:	3 years	Location:	Oak Hill, OH

Home town:
Current & past employers:	Bloom Vernon Local Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	77
Revolving Credit Balance:	$996.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 464433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464433	$16,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464433. Member loan 464433 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,625 / month
Current employer:	Montgomery County Government	Debt-to-income ratio:	6.51%
Length of employment:	10 + years	Location:	Burtonsville, MD

Home town:
Current & past employers:	Montgomery County Government
Education:	University of Baltimore, University of North Carolina at Greensboro (UNC)

This borrower member posted the following loan description, which has not been verified:

582110 added on 11/30/09 > I plan to use the funds to consolidate credit card debt and to help with graduate school. Not that the cards are "maxed out" but I want to eliminate the monthly interest charges. I am a good borrower because I understand the importance of a good credit score and paying on time. I work for a local County Government and have been employed for there for 16 years. I pay my bills on time or early when possible.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,914.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464441

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464441	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464441. Member loan 464441 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Goldman Sachs	Debt-to-income ratio:	9.28%
Length of employment:	4 years	Location:	bronx, NY

Home town:
Current & past employers:	Goldman Sachs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	1
Revolving Credit Balance:	$11,219.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464469	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464469. Member loan 464469 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Halliburton Energy Services	Debt-to-income ratio:	11.31%
Length of employment:	1 year	Location:	Canonsburg, PA

Home town:
Current & past employers:	Halliburton Energy Services
Education:

This borrower member posted the following loan description, which has not been verified:

582167 added on 11/30/09 > This is a loan I want to take out to pay a credit card off that my parents have been paying on for 15 years. The card had nearly $40,000 on it at one point and it's down to $18,000. It is in my Grandmother's name because my dad lost a job 15 years back that ruined his credit and she offered the card to them. They have never missed a payment. It is their number 1 financial priority. They are going to continue to pay the note. My Grandmother's nerves just can't handle the card being in her name anymore so this is the solution to get it out of her name. They are as good as gold to pay it off and of course you can see that I make pretty good money with little overhead, so I would step up to make the payments if my parents can't. Thank you for your consideration. This means a lot to my family!<br/> 582167 added on 12/01/09 > Ok so I just got an email from someone asking a lot more questions. The summary of what I sent them is this: I have a good job that I don't expect to lose anytime soon, certainly within the life of the loan. I am educated and would find a way to live in a box and make it work if not! I keep a strict budget and was able to save over $15000 this year. My parents have been paying over $700/ month on this card for over 10 years so I don't expect them to do anything different for the next 3. I will actually be paying half of the monthy payments. I just dropped my golf membership so my financial situation is only getting better. I have enough money (over $18,000 and counting) in my retirement accounts to pay the loan off if it comes to that. If you have any more questions, please ask. I know it's hard to trust anyone these days, but all I have are words to express that I essentially guarantee you will get paid back with your due interest!<br/> 582167 added on 12/01/09 > This is site is really neat. I didn't expect this many quality inquiries. I like the due diligence. I am getting even more questions about my personal work/school history...I am 26 years old. I graduated from Texas State University-San Marcos in 2005 (age 21) with a Finance degree. I had a golf scholarship there as well too. I applied for one job and got it. That job was as a Financial Advisor at Smith Barney in Beaumont, TX (my hometown). The 2 year window which will cancel all the licenses (Series 3, 7, 9, 10, 31, 63, 65, and Insurance) I obtained while working there will cancel in November 2010. I worked there 3 years before the economy and my lack of wealthy contacts went dry. A friend turned me onto the job I do now which I've described above. If you guys have any more questions, please let me know.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,126.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464493	$6,400	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464493. Member loan 464493 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	STATESTREET	Debt-to-income ratio:	18.07%
Length of employment:	< 1 year	Location:	QUINCY, MA

Home town:
Current & past employers:	STATESTREET
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,994.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464502	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464502. Member loan 464502 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	TP Mechanical Contractors, Inc.	Debt-to-income ratio:	14.85%
Length of employment:	2 years	Location:	Columbus, OH

Home town:
Current & past employers:	TP Mechanical Contractors, Inc.
Education:	Indiana University-Purdue University-Fort Wayne, Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

582242 added on 11/30/09 > I currently have a credit card at a rate of 13.24% My plan is to be debt-free within 3 years. A rate reduction would help me achieve this goal and I may be able to reduce my time-line to two years. I have secure employment and have always paid my debts on time. My budget allows for this payment with a very comfortable 'savings cushion' also available.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,889.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464507	$4,750	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464507. Member loan 464507 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,421 / month
Current employer:	Lockheed Martin Space Systems	Debt-to-income ratio:	23.49%
Length of employment:	10 + years	Location:	San Jose, CA

Home town:
Current & past employers:	Lockheed Martin Space Systems
Education:

This borrower member posted the following loan description, which has not been verified:

582251 added on 11/30/09 > I've been at my job for 31 years. I'm a very dependable person and would not even be asking if I couldn't make the payment. Just want to pay one bill off. Thanks!<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,235.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464512	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464512. Member loan 464512 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Green Dot Corp	Debt-to-income ratio:	5.63%
Length of employment:	< 1 year	Location:	Pasadena, CA

Home town:
Current & past employers:	Green Dot Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	70
Revolving Credit Balance:	$5,636.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464529	$4,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464529. Member loan 464529 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	More Power Racing	Debt-to-income ratio:	11.32%
Length of employment:	1 year	Location:	Everett, WA

Home town:
Current & past employers:	More Power Racing
Education:

This borrower member posted the following loan description, which has not been verified:

582292 added on 12/01/09 > I have a great secure job. I am trying to consolidate all my high interest cards and programs into 1 payment. This will change my life, as I have already changed my spending habits. I am extremely frugal with my money now and do not want any more extensions of credit after I pay this off until I own a home. Thank you in advance for all your help.<br/> 582292 added on 12/01/09 > If you have any questions please don't hesitate to ask!<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	15
Revolving Credit Balance:	$2,816.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464549	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464549. Member loan 464549 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Federal Home Loan Mortgage Corporation	Debt-to-income ratio:	23.89%
Length of employment:	3 years	Location:	Baltimore, MD

Home town:
Current & past employers:	Federal Home Loan Mortgage Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$203,525.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464562	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464562. Member loan 464562 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,858 / month
Current employer:	n/a	Debt-to-income ratio:	9.79%
Length of employment:	n/a	Location:	ninety six, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

582342 added on 11/30/09 > I would like to assist my nephew, who currently attending college. He has had serious medical problems but still has mananged to do well in school. I am very reliable and I will honor my obligation to repay my loan.<br/> 582342 added on 11/30/09 > I am retired, receive a nice monthly income. I have all of my monthly reponsibilities neatly mananged with no outstanding bills.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,133.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464583	$8,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464583. Member loan 464583 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Blockbuster Videos	Debt-to-income ratio:	16.05%
Length of employment:	5 years	Location:	Woodside, NY

Home town:
Current & past employers:	Blockbuster Videos
Education:

This borrower member posted the following loan description, which has not been verified:

582378 added on 11/30/09 > I started my own business and used my credit cards for start up funds. I am looking to consolidate it all to improve my credit score to qualify for a business loan. A good business loan requires a credit score of at least 720. I am almost there. I have a steady job and business that can give plenty of positive return. I expect to pay off the LendingClub loan not in 3 years but in 6 months once I close 1 or 2 deals in my business or get that business loan. My business involves real estate. I will be purchasing distressed or bank owned properties and then reselling. I already have a serious list of cash buyers and conventional financed buyers to resell to. I have access to hard money lenders that will only lend to purchase property at wholesale price and resell at retail price where the difference is our profit. If you want more details feel free to contact me. The loan I am requesting right now is only a debt consolidation loan to improve my credit score and lower payments. I have had no problem making payments just a problem getting a sufficient loan for my business or debt consolidation from a regular bank. They are obviously not lending and want higher scores than what I have. Thanks and hope to do business with you. <br/><br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,013.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464592	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464592. Member loan 464592 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	11.09%
Length of employment:	6 years	Location:	cheyenne, WY

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

582404 added on 11/30/09 > I work for a fortune 500 company and have the ability to buy stock options that were given to me this year. I wish to buy them instead of cashing them in so I can defer taxes on the stock until it is suitable and my CPA indicates it is ok to take the tax.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$163,772.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464609	$2,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464609. Member loan 464609 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Mesa Fire Department	Debt-to-income ratio:	10.04%
Length of employment:	3 years	Location:	Queen Creek, AZ

Home town:
Current & past employers:	Mesa Fire Department
Education:

This borrower member posted the following loan description, which has not been verified:

582432 added on 11/30/09 > Buying a used, fuel efficient vehicle to use for commuting to my job at the fire department.<br/>

A credit bureau reported the following information about this borrower member on November 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,370.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464630	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464630. Member loan 464630 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	Continental Airlines	Debt-to-income ratio:	9.45%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Continental Airlines, Staples, Hollywood Video
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

582466 added on 11/30/09 > Just trying to survive!<br/> 582466 added on 12/01/09 > As requested the list of my debt:<br/><br/>Student Loan - $6000 (partial of a $15000 loan)<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464700	$10,800	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464700. Member loan 464700 was requested on November 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	14.16%
Length of employment:	n/a	Location:	Studio City, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

582595 added on 12/01/09 > First and foremost the loan I requested is to consolidate 2 credit-cards with SUPER high interest (20-29%APR). The 12.87% interest here sounds much, much nicer. Have never had problems with paying 20% over the minimum payment but find i'm still treading water trying to eliminate my debt. Wasn't slinging money all over the place getting into $9,500 in debt, instead I used 80% of that to fund a network-marketing business (product/tools) and to make a major move. My credit report is pretty solid as well and have been a responsible borrower, albeit just came in a little overzealous in my network-marketing campaign. Something now that is actually helping me pay down some of this debt. I earn between $5,500-$6,200/month and with my net/bills amounting to $4,500 (rent/car/ins/gas/food/phone/utilities) I have enough of a cushion to make said payments ALWAYS on time. I have 3 sources of income, all of which have paid me every week for 3+years. I have a full time clientle as a personal trainer with 10+clients, 8 of which who have been with me for 4+years. I've also been employed by an ABC television show for 4+years. Last but not least, my network-marketing business nets me $600-$1000/month residually. So suffice to say my income is VERY consistent and stable, has been for a solid 5 years.<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,008.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 459155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459155	$17,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459155. Member loan 459155 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,292 / month
Current employer:	Webster Hall Entertainment	Debt-to-income ratio:	23.40%
Length of employment:	3 years	Location:	SOMERSET, NJ

Home town:
Current & past employers:	Webster Hall Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

572142 added on 12/01/09 > A great personal loan to further stabilize a 28 year old's financial future. 3 years and growing fast, my career as the technical director at one of NYC's premiere entertainment venue is only getting better!<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,897.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460057	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460057. Member loan 460057 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,375 / month
Current employer:	Tennessee Valley Authority	Debt-to-income ratio:	18.70%
Length of employment:	8 years	Location:	FLORENCE, AL

Home town:
Current & past employers:	Tennessee Valley Authority
Education:

This borrower member posted the following loan description, which has not been verified:

573868 added on 12/01/09 > How I plan to use Funds: Pay off 2 credit cards. The revolving credit that is shown under my personal information also includes my car at $21000. My monthly budget with this loan is approximately $1500.<br/>

A credit bureau reported the following information about this borrower member on November 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	60
Revolving Credit Balance:	$33,878.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 461382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461382	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461382. Member loan 461382 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	7.50%
Length of employment:	n/a	Location:	WASHINGTON, DC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

576587 added on 12/01/09 > This is a fund used to organize funds in order to launch ShanTea Cafe and Internet Studio (http://www.shanteacafe.com) on Earth Day 2010.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,164.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 462762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462762	$14,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462762. Member loan 462762 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,867 / month
Current employer:	Boeing	Debt-to-income ratio:	12.74%
Length of employment:	8 years	Location:	WOODBRIDGE, VA

Home town:
Current & past employers:	Boeing
Education:

This borrower member posted the following loan description, which has not been verified:

579109 added on 12/01/09 > This loan is for debt consolidation.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	44
Revolving Credit Balance:	$35,174.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 464301

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464301	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464301. Member loan 464301 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Marshalls Cleaners	Debt-to-income ratio:	8.86%
Length of employment:	8 years	Location:	seattle, WA

Home town:
Current & past employers:	Marshalls Cleaners
Education:

This borrower member posted the following loan description, which has not been verified:

581864 added on 12/01/09 > I'd like to consolidate my debt to get the best rate possible on my auto loan. Thank You<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,037.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464357	$7,300	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464357. Member loan 464357 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,227 / month
Current employer:	Denton County	Debt-to-income ratio:	21.32%
Length of employment:	5 years	Location:	DENTON, TX

Home town:
Current & past employers:	Denton County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,528.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464477	$4,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464477. Member loan 464477 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,025 / month
Current employer:	Walmart	Debt-to-income ratio:	0.99%
Length of employment:	3 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

582181 added on 12/01/09 > We'd like to get 97-01 Civic with around 100k. Camry runs, but needs major repairs (rear struts, AC). At 258K miles, we feel it's best to replace it. Civic would get a little better gas mileage, maybe $12 per month. Big change would be payment instead of repairs. <br/><br/>Monthly net income: $ 1,300<br/><br/>Monthly expenses: $ 985<br/> Housing: $ 0<br/> Insurance: $ 167<br/> Car expenses: $ 147<br/> Utilities: $ 235<br/> Phone, cable, internet: $ 26<br/> Food, entertainment: $ 325<br/> Clothing, household expenses $ 35<br/> Credit cards and other loans: $ 0<br/> Other expenses: $ 50<br/>

A credit bureau reported the following information about this borrower member on November 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$117.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 464760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464760	$7,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464760. Member loan 464760 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Pelham School District	Debt-to-income ratio:	4.49%
Length of employment:	1 year	Location:	Bronx, NY

Home town:
Current & past employers:	Pelham School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,644.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464768	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464768. Member loan 464768 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	4.89%
Length of employment:	n/a	Location:	plantation, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,679.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464770	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464770. Member loan 464770 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.53%
Length of employment:	n/a	Location:	columbia, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

582766 added on 12/01/09 > My daughter just had a baby prematurely and the baby is in need of medical care in which we do not have enough money to cover. Please help me out. It will be repaid by me.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	35
Revolving Credit Balance:	$521.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464771	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464771. Member loan 464771 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Lodgco Mngmt	Debt-to-income ratio:	4.34%
Length of employment:	4 years	Location:	Lansing, MI

Home town:
Current & past employers:	Lodgco Mngmt
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	47
Revolving Credit Balance:	$5,393.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464784	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464784. Member loan 464784 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,497 / month
Current employer:	CUNY	Debt-to-income ratio:	19.22%
Length of employment:	4 years	Location:	new york, NY

Home town:
Current & past employers:	CUNY
Education:

This borrower member posted the following loan description, which has not been verified:

582782 added on 12/01/09 > Hello,My Name is Lawson Dunning <br/>I'm Need A loan to help pay my credit debt, i pay my bills on time every month but it's getting a little bit over welming i just need help to put me back on the right path.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,664.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464816	$2,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464816. Member loan 464816 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,256 / month
Current employer:	Metagenics	Debt-to-income ratio:	9.88%
Length of employment:	2 years	Location:	san clemente, CA

Home town:
Current & past employers:	Metagenics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	56
Revolving Credit Balance:	$40.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464824	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464824. Member loan 464824 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Virginia Military Institute	Debt-to-income ratio:	16.35%
Length of employment:	7 years	Location:	Lexington, VA

Home town:
Current & past employers:	Virginia Military Institute
Education:

This borrower member posted the following loan description, which has not been verified:

582795 added on 12/01/09 > Loan is for refinancing the remaining balance of an auto loan (at a better rate).<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,348.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 464841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464841	$2,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464841. Member loan 464841 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	GEICO INSURANCE	Debt-to-income ratio:	6.20%
Length of employment:	5 years	Location:	CENTRAL ISLIP, NY

Home town:
Current & past employers:	GEICO INSURANCE
Education:

This borrower member posted the following loan description, which has not been verified:

582878 added on 12/01/09 > I BEEN WORKING FOR GEICO INSURANCE FOR 5 YEARS, HAVE A STABLE JOB, I MAKE ABOUT 55K A YEAR. I JUST WANT TO CONSOLIDATE MY CHRISTMAS SHOPPING THAT I MADE BETWEEN CREDIT CARDS LAST WEEK. I HAVE GREAT CREDIT. I JUST WANT TO CONSOLIDATE THIS SMALL AMOUNT, THANK YOU GUYS.<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,252.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 464867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464867	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464867. Member loan 464867 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,738 / month
Current employer:	ornid pharmaceuticals inc	Debt-to-income ratio:	0.80%
Length of employment:	3 years	Location:	hialeah , FL

Home town:
Current & past employers:	ornid pharmaceuticals inc
Education:

This borrower member posted the following loan description, which has not been verified:

582920 added on 12/01/09 > looking to purchase a vehicle from a family member at a great price<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,278.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 464884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464884	$25,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464884. Member loan 464884 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,635 / month
Current employer:	Renown Medical Center	Debt-to-income ratio:	17.12%
Length of employment:	1 year	Location:	Reno, NV

Home town:
Current & past employers:	Renown Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

582951 added on 12/01/09 > I am seeking to consolidate my high interest credit card debt (29.99% & 24.99 APRs) and high interest personal student loans. My credit card interest rates jumped up after I missed a payment about 1.5 years ago due to an oversight that I admit and I'm paying dearly for. <br/><br/>My high interest personal student loans (22.99%) are from graduate school where I completed my masters degree. Although this loan is not much lower of an APR, I'm listing this loan because I'd like to make as few payments a month as I can. <br/><br/>I have an extremely stable job in the medical field - I am a medical physicist in the radiation oncology department at a local hospital (I make sure the machines that treat cancer patients are working correctly). <br/><br/>I have a good salary that will continue to soar to great heights as I gain additional experience in my field. Please let me know if you have any questions. Thank you for investing in me.<br/> 582951 added on 12/01/09 > My outstanding credit card debt is not actually $53,000+ I was added as an authorized user on my mother's credit card which has a balance of . My actual credit card balance is a little over $20,000 and my personal student loan for graduate school is $3,000.<br/> 582951 added on 12/01/09 > The high number of inquiries in the last 6 months are from applying for personal loans at local banks. I decided to go with lendingclub.com instead of them so that my peers could benefit from the interest I pay each month instead of banks.<br/>

A credit bureau reported the following information about this borrower member on November 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	18
Revolving Credit Balance:	$53,338.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 464886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464886	$17,500	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464886. Member loan 464886 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Delran, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

582953 added on 12/01/09 > I have an excellent history, and have a fully paid home, however I am not intereested in going through the process of a home equity loan. I would like to put up a new fence and refinish my kitchen and bathroom. I want to be able to provide a safe and functional home for when my grandchildren come to stay with me.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	4
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 464919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464919	$7,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464919. Member loan 464919 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Parsons Brinckerhoff	Debt-to-income ratio:	14.25%
Length of employment:	10 + years	Location:	Cardiff, CA

Home town:
Current & past employers:	Parsons Brinckerhoff
Education:

This borrower member posted the following loan description, which has not been verified:

583016 added on 12/01/09 > I have been with the same employer for over 10 years, have a good credit score and history. I plan to pay off credit card balances with this loan. Thank you for your interest!<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	16
Revolving Credit Balance:	$19,351.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 464922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464922	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464922. Member loan 464922 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Lucid LLC	Debt-to-income ratio:	12.17%
Length of employment:	< 1 year	Location:	SAINT PAUL, MN

Home town:
Current & past employers:	Lucid LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,348.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464939	$3,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464939. Member loan 464939 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	UBS	Debt-to-income ratio:	10.19%
Length of employment:	3 years	Location:	Woodside, NY

Home town:
Current & past employers:	UBS
Education:

This borrower member posted the following loan description, which has not been verified:

583049 added on 12/01/09 > Just ran out of extended Warranty and the heads went.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,041.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464952	$3,050	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464952. Member loan 464952 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	VONS CO	Debt-to-income ratio:	24.77%
Length of employment:	10 + years	Location:	SAN PEDRO, CA

Home town:
Current & past employers:	VONS CO
Education:

This borrower member posted the following loan description, which has not been verified:

583076 added on 12/01/09 > I have heard from friends of this site. I decided to try Lending Club for a small loan. The Holiday Season is here. As a gift I plan, if approved, to assist my brother somewhat stabilize his financial situation as a gift. Other gifts will be purchased for other relatives with the funds I do not use for my brother. Iv'e always loved to give extreme, unexpected gifts to my family members just for the smile on their face and the happy feeling I feel in my core. I worked as a truck driver for over 20 years making a comfortable living, now that I am retired there is much spare time. Lending Club investing seems to be something I'd enjoy allocating some of the above mentioned time into. I am hoping for a positive first experience from Lending Club!<br/>Thank You & Have A Wonderful Holiday Season!<br/>

A credit bureau reported the following information about this borrower member on November 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	13
Revolving Credit Balance:	$26,233.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 465002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465002	$21,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465002. Member loan 465002 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	vision logistics,sea shell inc.	Debt-to-income ratio:	3.18%
Length of employment:	10 + years	Location:	broussard, LA

Home town:
Current & past employers:	vision logistics,sea shell inc.
Education:

This borrower member posted the following loan description, which has not been verified:

583152 added on 12/01/09 > Just trying to get some extra cash for my wedding on dec 11. Thanks<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 465016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465016	$14,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465016. Member loan 465016 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	show me sports	Debt-to-income ratio:	2.42%
Length of employment:	< 1 year	Location:	long beach , CA

Home town:
Current & past employers:	show me sports
Education:

This borrower member posted the following loan description, which has not been verified:

583175 added on 12/01/09 > first we like to say thank you.thos loan will help us with our wedding. i have been on my job for very long time and i am also growing with my company. i will be able to pay it. i have been on my job for very long time. thank you so much for your help.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,949.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 465033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465033	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465033. Member loan 465033 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	ASCAP	Debt-to-income ratio:	4.91%
Length of employment:	3 years	Location:	BRONX, NY

Home town:
Current & past employers:	ASCAP
Education:

This borrower member posted the following loan description, which has not been verified:

583205 added on 12/01/09 > My fianc?? and I have been together for 6 years and will finally be getting married in June 2010. We noticed shortly into the wedding planning process that planning a wedding was more expensive than we realized and that all payments and fees are due one month before the wedding takes place. This loan will help us fund the most expensive wedding vendors and none the less the most important to us: The photographer and cinematographer. My fianc?? and I both have full time jobs and while the following information was not required, I thought it may be helpful to you: My fianc??, Reinaldo Figueroa, works for PBS WNET THIRTEEN. He has been working as a dub assistant for this company for three years and earns $38,000 annually. We will both be fully funding our own wedding. We currently reside together and are both equally responsible for all living and other expenses.<br/>This loan would be very helpful to us and hope you are able to help.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,354.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 465036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465036	$18,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465036. Member loan 465036 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,308 / month
Current employer:	CPG Company	Debt-to-income ratio:	17.26%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	CPG Company
Education:

This borrower member posted the following loan description, which has not been verified:

583211 added on 12/01/09 > This money will be used to consolidate credit card debt at a lower interest rate. I accumulated credit card debt while in graduate school, and while I made significant progress paying it off I have experienced recent hikes in my interest rates over the last 1-2 years. I am sick of paying interest to banks...I would rather give my money individual investors. I want to get my debt under control so I can be in a good financial position to purchase my first home next year. I always pay my bills on time and it is in my best interest to continue to do so to qualify for the best mortgage rate possible.<br/><br/>I have been gainfully employed since I finished grad school in 2003. Since then I have received 3 promotions, and I am making a decent income. I actually have the opportunity for a sizeable bonus every year as well (12% of my salary), but I have only included base salary in my budget below.<br/><br/>Monthly Budget<br/>Income: $4610 (take home pay)<br/><br/>Expenses:<br/>Rent: $600<br/>Car: $670<br/>Student Loans: $131<br/>Medical Loan: $80 <br/><br/>Credit Cards:<br/>Citibank - $14,750 @ 14.25% interest<br/>Chase - $2,750 @ 27.24% interest<br/>Amex - $1,100 @ 18.24%<br/><br/>Thank you for your consideration!<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	28
Revolving Credit Balance:	$19,780.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 465043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465043	$11,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465043. Member loan 465043 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	FELIPE DEL VALLE MD	Debt-to-income ratio:	18.48%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	FELIPE DEL VALLE MD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,630.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 465082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465082	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465082. Member loan 465082 was requested on December 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.64%
Length of employment:	n/a	Location:	Montebello, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

583294 added on 12/01/09 > Thank you for considering my application.<br/>

A credit bureau reported the following information about this borrower member on December 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	45
Revolving Credit Balance:	$856.00	Public Records On File:	1
Revolving Line Utilization:	16.50%	Months Since Last Record:	51
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 126 dated December 2, 2009